UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbachar

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 July
2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX	—
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX	—
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX	—
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.
Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2018

Portfolio Manager's Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception.
Effective after the close of business on August 24, 2018 (subsequent to the close of this reporting period), the Nuveen Symphony Low Volatility Equity Fund merged into the Nuveen Santa Barbara Dividend Growth Fund.
Here James discusses economic and domestic and global market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2018.
What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended July 31, 2018?
After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager's Comments (continued)
expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
Global market returns in U.S. dollar terms were very mixed at the end of the reporting period, as strong local market performance was in many cases more than offset by U.S. dollar strength. For U.S. investors, domestic market returns handily outpaced the rest of the world with the S&P 500® Index rising 16.24%. International equity returns were less robust during the reporting period, with the MSCI EAFE Index returning 6.40% and the MSCI World Index returning 11.88%.
How did the Funds perform during the twelve-month reporting period ended July 31, 2018?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2018. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the twleve-month reporting period ended July 31, 2018 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® Index, but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Stock selection was the key driver of performance, while sector allocation was a detractor. Health care and energy holdings notably contributed to Fund performance. Selections in the consumer discretionary sector were a leading detractor of performance as well as our underweight to the information technology sector. Our cash position also detracted from performance.
Several individual holdings positively contributed to the Fund’s performance. Phillips 66, the oil refinery and pipeline company, contributed the most, relative to portfolio performance during the reporting period. The company announced earnings ahead of consensus estimates as their midstream and chemical businesses had exceptionally good results. Investors were also positively surprised by the double-digit increase in the dividend. Also contributing to performance was industrial sector holding Union Pacific Corporation which rebounded sharply during the fourth quarter of 2017 for two main reasons. Fundamentally, volumes appear to have hit an inflection point with a recent pickup. This tightening of the market should also lead to better core pricing, which some investors had questioned coming out of 2016. Secondly, the U.S. Tax Cuts and Jobs Act disproportionately favored U.S. domestic companies, especially those that are heavy capital spenders. Transportation companies, including rails, are prime beneficiaries of the package with a tangible increase in earnings and free cash flows. Lastly, information technology sector holding, Microsoft Corporation contributed to performance. Fourth quarter earnings beat analyst expectations on top and bottom lines. Management reported that each business unit is growing as good as or better than planned, and demand for their cloud offerings continues to accelerate. Sentiment on the stock further improved when an analyst called for a significant increase in the company’s valuation.
Several holdings detracted from the Fund’s performance, including consumer discretionary holding Whirlpool Corporation. Quarterly results reported in July disappointed investors as the top and bottom line missed sell-side estimates and management revised guidance down for the full year. While some exogenous factors are outside of management’s control, like raw material inflation and a Brazilian trucking strike, investors would have expected management to anticipate the continued U.S. demand weakness. Consumer goods manufacturer Colgate-Palmolive Co further detracted from performance. Falling bond prices in early April affected the high dividend yield sector, consumer staples. Quarterly earnings results disappointed as a slow start to 2018 prompted management to revise full year sales and earnings guidance. Lastly, consumer discretionary holding Nielsen Holdings PLC detracted from performance. The company missed expectations for revenue and earnings in the reporting period. The ‘buy’ business remains challenged as clients cut costs in a slow growth environment. The ‘watch’ business, however, continues to grow with strength in digital initiatives. We think the company has a competitive advantage in both verticals and will drive earnings in an improving market. In the interim we continue to monitor the industry for larger structural risks.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities.
Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Portfolio Manager's Comments (continued)
Health care and energy holdings notably contributed to performance, while stock selection in consumer discretionary sector and an underweight to the information technology sector detracted from performance. The Fund’s cash position was also a drag on performance.
Several individual holdings positively contributed to the Fund’s performance. Phillips 66, the oil refinery and pipeline company, contributed the most to portfolio performance during the reporting period. The company announced earnings ahead of consensus estimates as their midstream and chemical businesses had exceptionally good results. Investors were also positively surprised by the double-digit increase in the dividend. Also contributing to performance was industrial sector holding Union Pacific Corporation which rebounded sharply during the fourth quarter of 2017 for two main reasons. Fundamentally, volumes appear to have hit an inflection point with a recent pickup. This tightening of the market should also lead to better core pricing, which some investors had questioned coming out of 2016. Secondly, the U.S. Tax Cuts and Jobs Act disproportionately favored U.S. domestic companies, especially those that are heavy capital spenders. Transportation companies, including rails, are prime beneficiaries of the package with a tangible increase in earnings and free cash flows. Lastly, information technology sector holding, Microsoft Corporation contributed to performance. Fourth quarter earnings beat analyst expectations on top and bottom lines. Management reported that each business unit is growing as good as or better than planned, and demand for their cloud offerings continues to accelerate. Sentiment on the stock further improved when an analyst called for a significant increase in the company’s valuation.
Several holdings detracted from the Fund’s performance, including consumer discretionary holding Whirlpool Corporation. Quarterly results reported in July disappointed investors as the top and bottom line missed sell-side estimates and management revised guidance down for the full year. While some exogenous factors are outside of management’s control, like raw material inflation and a Brazilian trucking strike, investors would have expected management to anticipate the continued U.S. demand weakness. Also detracting from performance was consumer discretionary holding WPP PLC, the U.K. media and advertising agency. While results for the third quarter were in line with expectations, management revised topline growth down in the face of a spending pause from U.S. clients who are digesting legislative and monetary policy risks. In particular, consumer product management teams are re-examining all line items, especially marketing budgets, after increased investor scrutiny. We continue to monitor the entire industry for any fundamental changes to business dynamics, but we are confident that management’s long-term strategy and execution track record will drive long-term performance. Lastly, consumer discretionary holding Nielsen Holdings PLC detracted from performance. The company missed expectations for revenue and earnings in the reporting period. The ‘buy’ business remains challenged as clients cut costs in a slow growth environment. The ‘watch’ business, however, continues to grow with strength in digital initiatives. We think the company has a competitive advantage in both verticals and will drive earnings in an improving market. In the interim we continue to monitor the industry for larger structural risks.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index, but outperformed its Lipper classification average during the twelve-month reporting period ended July 31, 2018.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.
Stock selection was the key driver of this performance, while allocation effects were negative. Selections in the financials, materials and industrials sectors contributed to performance, while holdings in the consumer discretionary, energy and health care sectors detracted from relative performance.
Several individual holdings positively contributed to the Fund’s performance, including financial sector holding Macquarie Group Limited. The Australian bank contributed to performance as a spike in volatility across capital markets was a tailwind for the investment banking business. Reported earnings were ahead of consensus, while management’s commentary on forward expectations was also seen as a positive. The Investment unit reported strong profit growth, despite a write-down on a key fund. In addition, material sector holdings Koninklijke DSM N.V. contributed to performance. Koninklijke DSM is a leading player in highly attractive segments such as eubiotics and enzymes. Its pipeline of larger-scale innovations supports the view that it can grow its nutrition business by over 5% organically in the future. The stock did well due to better than expected results in third quarter 2017, and higher prices for vitamin A and E. Moreover, with an underlevered balance sheet following the sale of Patheon to Thermo Fisher, the company is now ripe for deploying its cash into higher growth opportunities. Lastly, energy holding Total SA contributed to performance. During the most recent quarter, the company reported profitability for their exploration and production and downstream segments better than the respective industry averages. Total SA continues to execute on its long-term targets: growing production, reducing operating costs and break-even targets, deleveraging the balance sheet, and also acquiring accretive assets to enhance its future global energy market position.
Several holdings detracted from the Fund’s performance, including financial sector holding Danske Bank A/S. The company reported weak trading volumes during the most recent quarterly earnings. The primary driver of negative investor sentiment has been the surfacing of news stories detailing the bank’s exposure to a massive money-laundering scandal in Estonia. On a positive note, the bank has shut down operations in that country and we will review the results of the internal investigation. Also detracting from performance was consumer discretionary holding WPP PLC, the U.K. media and advertising agency. While results for the third quarter were in line with expectations, management revised topline growth down in the face of a spending pause from U.S. clients who are digesting legislative and monetary policy risks. In particular, consumer product management teams are re-examining all line items, especially marketing budgets, after increased investor scrutiny. We continue to monitor the entire industry for any fundamental changes to business dynamics, but we are confident that management’s long-term strategy and execution track record will drive long-term performance. Lastly, consumer discretionary holding Nielsen Holdings PLC detracted from performance. The company missed expectations for revenue and earnings in the reporting period. The ‘buy’ business remains challenged as clients cut costs in a slow growth environment. The ‘watch’ business, however, continues to grow with strength in digital initiatives. We believe the company has a competitive advantage in both areas and will drive earnings in an improving market. In the interim, we continue to monitor the industry for larger structural risks.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2018
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.56%	10.88%	9.43%
Class A Shares at maximum Offering Price	7.97%	9.58%	8.79%
S&P 500 Index	16.24%	13.12%	10.67%
Lipper Equity Income Funds Classification Average	11.18%	9.27%	8.68%
Class C Shares	13.70%	10.05%	8.61%
Class I Shares	14.84%	11.16%	9.71%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	14.27%	10.61%	15.21%
Class R6 Shares	14.91%	11.24%	11.68%
Class T Shares at NAV*	14.55%	N/A	14.65%
Class T Shares at maximum Offering Price*	11.68%	N/A	12.18%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	11.06%	10.96%	9.01%
Class A Shares at maximum Offering Price	4.68%	9.65%	8.37%
Class C Shares	10.22%	10.13%	8.19%
Class I Shares	11.33%	11.23%	9.29%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	10.80%	10.68%	14.88%
Class R6 Shares	11.44%	11.32%	11.05%
Class T Shares at NAV*	11.06%	N/A	11.79%
Class T Shares at maximum Offering Price	8.28%	N/A	9.19%
Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 3/3/09, 3/25/13 and 5/31/17, respectively. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	0.97%	1.72%	1.22%	0.65%	0.72%	0.97%
Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Class T Shares are not available for public offering.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2018
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	10.35%	8.11%	10.41%
Class A Shares at maximum Offering Price	4.01%	6.83%	9.35%
MSCI World Index	11.88%	9.49%	12.43%
Lipper Global Equity Income Funds Classification Average	6.49%	6.44%	9.06%
Class C Shares	9.55%	7.31%	9.59%
Class R3 Shares	10.06%	7.83%	10.13%
Class I Shares	10.63%	8.38%	10.68%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.11%	8.43%	9.99%
Class A Shares at maximum Offering Price	1.89%	7.16%	8.92%
Class C Shares	7.32%	7.63%	9.18%
Class R3 Shares	7.85%	8.17%	9.71%
Class I Shares	8.38%	8.70%	10.26%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.25%	2.00%	1.50%	1.01%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2018
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.92%	4.28%	7.95%
Class A Shares at maximum Offering Price	(2.06)%	3.05%	6.92%
MSCI EAFE Index	6.40%	5.86%	9.50%
Lipper International Equity Income Funds Classification Average	3.28%	3.80%	6.67%
Class C Shares	3.13%	3.51%	7.14%
Class R3 Shares	3.66%	4.02%	7.68%
Class I Shares	4.18%	4.54%	8.22%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.09%	4.93%	7.70%
Class A Shares at maximum Offering Price	(2.84)%	3.70%	6.65%
Class C Shares	2.29%	4.14%	6.89%
Class R3 Shares	2.79%	4.66%	7.42%
Class I Shares	3.35%	5.19%	7.97%
Since inception returns are from 6/11/12. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	4.53%	5.19%	4.76%	4.14%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Holding Summaries    as of July 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.9%
Exchange-Traded Funds	1.6%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Pharmaceuticals	6.6%
Oil, Gas & Consumable Fuels	6.0%
Banks	5.7%
IT Services	5.6%
Health Care Providers & Services	5.4%
Health Care Equipment & Supplies	4.8%
Software	4.7%
Insurance	4.7%
Technology Hardware, Storage & Peripherals	4.5%
Media	3.7%
Capital Markets	3.2%
Specialty Retail	3.1%
Electric Utilities	2.9%
Industrial Conglomerates	2.6%
Chemicals	2.5%
Beverages	2.4%
Containers & Packaging	2.3%
Road & Rail	2.3%
Communications Equipment	2.2%
Equity Real Estate Investment Trust	2.2%
Machinery	2.1%
Other	19.0%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	4.7%
Apple Inc.	4.5%
Phillips 66	3.9%
UnitedHealth Group Inc.	3.5%
Lowe's Cos Inc.	3.1%

Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	95.2%
Repurchase Agreements	4.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	3.8%
Apple Inc.	3.4%
JPMorgan Chase & Co.	2.7%
BOC Hong Kong Holdings Ltd	2.7%
SAP SE	2.6%
Portfolio Composition (% of net assets)
Banks	10.5%
Oil, Gas & Consumable Fuels	7.1%
Software	6.5%
Containers & Packaging	4.2%
Health Care Equipment & Supplies	4.1%
Personal Products	3.8%
Electric Utilities	3.8%
Aerospace & Defense	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Media	3.3%
Wireless Telecommunication Services	3.2%
Beverages	3.2%
Pharmaceuticals	3.0%
Hotels, Restaurants & Leisure	2.8%
Diversified Telecommunication Services	2.8%
Industrial Conglomerates	2.4%
IT Services	2.1%
Road & Rail	2.1%
Health Care Providers & Services	2.1%
Capital Markets	2.0%
Other	19.3%
Repurchase Agreements	4.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[1] (% of net assets)
United States	57.9%
United Kingdom	11.9%
France	7.4%
Japan	5.7%
Australia	4.2%
Germany	4.1%
Canada	2.9%
China	2.7%
Hong Kong	1.6%
Netherlands	1.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	Includes 2.7% (as a percentage of net assets) in emerging market countries.

Holding Summaries    as of July 31, 2018 (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.1%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Safran SA	4.2%
Total SA	3.8%
Itochu Corporation	3.8%
Linde AG	3.8%
Toronto-Dominion Bank	3.7%
Portfolio Composition (% of net assets)
Banks	16.1%
Chemicals	7.1%
Oil, Gas & Consumable Fuels	6.4%
Electric Utilities	5.8%
Wireless Telecommunication Services	5.3%
Hotels, Restaurants & Leisure	5.0%
Personal Products	4.5%
Aerospace & Defense	4.2%
Trading Companies & Distributors	3.8%
Software	3.4%
Diversified Telecommunication Services	3.2%
Professional Services	3.1%
Capital Markets	3.0%
Containers & Packaging	3.0%
Automobiles	2.8%
Pharmaceuticals	2.7%
Other	17.7%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Country Allocation[1] (% of net assets)
United Kingdom	19.2%
France	15.5%
Japan	11.4%
Germany	9.9%
Canada	6.3%
Australia	6.0%
Netherlands	5.6%
Spain	5.4%
United States	5.0%
China	3.7%
Other	11.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%
1	Includes 3.7% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2018.
The beginning of the period is February 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 992.90	$ 989.10	$ 991.80	$ 994.30	$ 994.20	$ 992.70
Expenses Incurred During the Period	$ 4.74	$ 8.43	$ 5.98	$ 3.16	$ 3.51	$ 4.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.03	$1,016.31	$1,018.79	$1,021.62	$1,021.27	$1,020.03
Expenses Incurred During the Period	$ 4.81	$ 8.55	$ 6.06	$ 3.21	$ 3.56	$ 4.81
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21%, 0.64%, 0.71% and 0.96% for Classes A, C, R3, R6, I and T, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
*	Class T Shares are not available for public offering.

Expense Examples    (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 987.60	$ 984.10	$ 986.20	$ 989.20
Expenses Incurred During the Period	$ 5.67	$ 9.35	$ 6.89	$ 4.44
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 963.30	$ 959.70	$ 962.20	$ 964.60
Expenses Incurred During the Period	$ 5.60	$ 9.23	$ 6.81	$ 4.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$ 5.76	$ 9.49	$ 7.00	$ 4.51
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, and Nuveen Santa Barbara International Dividend Growth Fund (three of the funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and performing other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.5%
	COMMON STOCKS – 96.9%
	Aerospace & Defense – 2.1%
200,479	Lockheed Martin Corporation	$ 65,376,202
	Banks – 5.7%
839,075	JPMorgan Chase & Co.	96,451,671
1,481,109	Wells Fargo & Company	84,852,735
	Total Banks	181,304,406
	Beverages – 2.4%
666,997	PepsiCo Inc.	76,704,655
	Capital Markets – 3.2%
140,620	BlackRock Inc.	70,698,111
191,339	CME Group Inc.	30,445,862
	Total Capital Markets	101,143,973
	Chemicals – 2.5%
479,875	Praxair Inc.	80,379,062
	Communications Equipment – 2.2%
1,647,982	Cisco Systems Inc.	69,693,159
	Containers & Packaging – 2.3%
651,795	Packaging Corp. of America	73,587,655
	Diversified Telecommunication Services – 1.6%
1,571,033	AT&T Inc.	50,225,925
	Electric Utilities – 2.9%
554,355	NextEra Energy Inc.	92,876,637
	Energy Equipment & Services – 1.0%
474,236	Schlumberger Ltd	32,020,415
	Equity Real Estate Investment Trust – 2.2%
1,102,111	CyrusOne Inc.	68,242,713
	Food Products – 2.0%
1,444,211	Mondelez International Inc.	62,649,873
	Health Care Equipment & Supplies – 4.8%
353,451	Becton Dickinson and Company	88,493,527
718,730	Medtronic PLC	64,851,008
	Total Health Care Equipment & Supplies	153,344,535

Shares	Description (1)	Value
	Health Care Providers & Services – 5.4%
936,820	CVS Health Corp	$60,762,145
435,565	UnitedHealth Group Inc.	110,293,769
	Total Health Care Providers & Services	171,055,914
	Hotels, Restaurants & Leisure – 1.2%
638,594	Carnival Corp	37,830,309
	Household Durables – 1.2%
289,433	Whirlpool Corporation	37,944,666
	Household Products – 1.6%
774,782	Colgate-Palmolive Co	51,918,142
	Industrial Conglomerates – 2.6%
515,701	Honeywell International Inc.	82,331,665
	Insurance – 4.7%
518,529	Chubb Ltd	72,448,872
922,040	Marsh & McLennan Cos Inc.	76,861,254
	Total Insurance	149,310,126
	IT Services – 5.6%
542,099	Accenture PLC	86,372,634
880,557	Fidelity National Information Services Inc.	90,811,843
	Total IT Services	177,184,477
	Machinery – 2.1%
685,050	Ingersoll-Rand PLC, Class A	67,484,275
	Media – 3.7%
1,773,185	Comcast Corporation, Class A	63,444,559
480,818	Walt Disney Co	54,601,692
	Total Media	118,046,251
	Multi-Utilities – 2.1%
999,546	WEC Energy Group Inc.	66,339,868
	Oil, Gas & Consumable Fuels – 6.0%
541,579	Chevron Corporation	68,385,181
995,577	Phillips 66	122,794,467
	Total Oil, Gas & Consumable Fuels	191,179,648
	Pharmaceuticals – 6.6%
355,428	Allergan PLC	65,430,741
495,972	Johnson & Johnson	65,726,209
1,981,989	Pfizer Inc.	79,140,821
	Total Pharmaceuticals	210,297,771

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Professional Services – 0.8%
1,020,428	Nielsen Holdings PLC	$ 24,041,284
	Road & Rail – 2.3%
490,257	Union Pacific Corporation	73,484,622
	Semiconductors & Semiconductor Equipment – 2.1%
582,435	Texas Instruments Inc.	64,836,664
	Software – 4.7%
1,414,172	Microsoft Corporation	150,015,366
	Specialty Retail – 3.1%
987,092	Lowe's Cos Inc.	98,057,719
	Technology Hardware, Storage & Peripherals – 4.5%
757,053	Apple Inc.	144,059,615
	Tobacco – 1.7%
626,625	Philip Morris International Inc.	54,077,738
	Total Common Stocks (cost $1,980,428,921)	3,077,045,330

Shares	Description (1), (2)	Value
	EXCHANGE-TRADED FUNDS – 1.6%
180,088	SPDR S&P 500 ETF Trust	$ 50,664,157
	Total Exchange-Traded Funds (cost $50,608,654)	50,664,157

	Total Long-Term Investments (cost $2,031,037,575)	3,127,709,487

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.5%
	REPURCHASE AGREEMENTS – 1.5%
$ 47,524	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $47,525,526, collateralized by $48,600,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $48,478,500	0.900%	8/01/18	$ 47,524,338
	Total Short-Term Investments (cost $47,524,338)			47,524,338
	Total Investments (cost $2,078,561,913) – 100.0%			3,175,233,825
	Other Assets Less Liabilities – (0.0)%			(372,506)
	Net Assets – 100%			$ 3,174,861,319

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
ETF	Exchange-Traded Fund
S&P	Standard & Poor's
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.2%
	COMMON STOCKS – 95.2%
	Aerospace & Defense – 3.5%
1,101	Lockheed Martin Corporation	$359,036
3,419	Safran SA, (2)	423,969
	Total Aerospace & Defense	783,005
	Automobiles – 1.4%
4,615	Daimler AG, (2)	319,423
	Banks – 10.5%
126,200	BOC Hong Kong Holdings Ltd, (2)	612,507
5,356	JPMorgan Chase & Co.	615,672
467,404	Lloyds Banking Group PLC, (2)	383,121
6,000	Toronto-Dominion Bank	355,936
6,758	Wells Fargo & Company	387,166
	Total Banks	2,354,402
	Beverages – 3.2%
2,952	Heineken NV, (2)	298,275
3,586	PepsiCo Inc.	412,390
	Total Beverages	710,665
	Capital Markets – 2.0%
4,829	Macquarie Group Limited, (2)	440,587
	Containers & Packaging – 4.2%
43,574	Amcor Ltd/Australia, (2)	487,794
4,060	Packaging Corp. of America	458,374
	Total Containers & Packaging	946,168
	Diversified Financial Services – 0.8%
11,500	Orix Corporation, (2)	186,271
	Diversified Telecommunication Services – 2.8%
8,479	AT&T Inc.	271,073
258,487	HKT Trust & HKT Ltd, (2)	346,147
	Total Diversified Telecommunication Services	617,220
	Electric Utilities – 3.8%
2,664	NextEra Energy Inc.	446,327
24,498	SSE PLC, (2)	401,434
	Total Electric Utilities	847,761
	Electronic Equipment, Instruments & Components – 1.6%
12,300	Alps Electric Co Ltd, (2)	354,837

Shares	Description (1)	Value
	Energy Equipment & Services – 1.4%
4,486	Schlumberger Ltd	$ 302,895
	Equity Real Estate Investment Trust – 1.4%
5,190	CyrusOne Inc.	321,365
	Food Products – 1.9%
5,259	Danone SA, (2)	412,896
	Health Care Equipment & Supplies – 4.1%
2,046	Becton Dickinson and Company	512,257
4,530	Medtronic PLC	408,742
	Total Health Care Equipment & Supplies	920,999
	Health Care Providers & Services – 2.1%
1,841	UnitedHealth Group Inc.	466,178
	Hotels, Restaurants & Leisure – 2.8%
5,787	Carnival PLC, (2)	335,921
13,724	Compass Group PLC, (2)	295,194
	Total Hotels, Restaurants & Leisure	631,115
	Household Durables – 0.8%
1,426	Whirlpool Corporation	186,949
	Household Products – 1.5%
3,694	Reckitt Benckiser Group PLC, (2)	329,322
	Industrial Conglomerates – 2.4%
3,411	Honeywell International Inc.	544,566
	IT Services – 2.1%
4,538	Fidelity National Information Services Inc.	468,004
	Media – 3.3%
14,894	Comcast Corporation, Class A	532,908
13,261	WPP PLC, (2)	207,428
	Total Media	740,336
	Oil, Gas & Consumable Fuels – 7.1%
3,098	Chevron Corporation	391,184
8,500	Enbridge Inc.	301,879
3,349	Phillips 66	413,066
7,526	Total SA, (2)	490,886
	Total Oil, Gas & Consumable Fuels	1,597,015
	Personal Products – 3.8%
1,377	L'Oreal SA, (2)	336,499
9,038	Unilever PLC, (2)	516,296
	Total Personal Products	852,795

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Pharmaceuticals – 3.0%
1,265	Allergan PLC	$232,874
10,899	Pfizer Inc.	435,197
	Total Pharmaceuticals	668,071
	Professional Services – 1.9%
8,851	Experian PLC, (2)	217,311
8,564	Nielsen Holdings PLC	201,768
	Total Professional Services	419,079
	Road & Rail – 2.1%
3,115	Union Pacific Corporation	466,907
	Semiconductors & Semiconductor Equipment – 1.9%
3,858	Texas Instruments Inc.	429,473
	Software – 6.5%
8,070	Microsoft Corporation	856,066
5,048	SAP SE, (2)	587,516
	Total Software	1,443,582
	Specialty Retail – 1.6%
3,696	Lowe's Cos Inc.	367,161
	Technology Hardware, Storage & Peripherals – 3.4%
4,007	Apple Inc.	762,492
	Tobacco – 1.6%
4,234	Philip Morris International Inc.	365,394
	Trading Companies & Distributors – 1.5%
19,325	Itochu Corporation, (2)	343,142
	Wireless Telecommunication Services – 3.2%
14,300	KDDI Corporation, (2)	398,067
129,645	Vodafone Group PLC, (2)	316,717
	Total Wireless Telecommunication Services	714,784

	Total Long-Term Investments (cost $16,959,693)	21,314,859

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.5%
	REPURCHASE AGREEMENTS – 4.5%
$ 1,004	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $1,004,519, collateralized by $1,030,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $1,027,425	0.900%	8/01/18	$ 1,004,494
	Total Short-Term Investments (cost $1,004,494)			1,004,494
	Total Investments (cost $17,964,187) – 99.7%			22,319,353
	Other Assets Less Liabilities – 0.3%			75,642
	Net Assets – 100%			$ 22,394,995
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.1%
	COMMON STOCKS – 97.1%
	Aerospace & Defense – 4.2%
1,737	Safran SA, (2)	$ 215,394
	Automobiles – 2.8%
2,070	Daimler AG, (2)	143,273
	Banks – 16.1%
38,500	BOC Hong Kong Holdings Ltd, (2)	186,858
5,250	Danske Bank A/S, (2)	152,568
176,395	Lloyds Banking Group PLC, (2)	144,587
6,422	Swedbank AB, (2)	151,863
3,178	Toronto-Dominion Bank	188,528
	Total Banks	824,404
	Beverages – 2.3%
1,163	Heineken NV, (2)	117,512
	Biotechnology – 2.1%
5,134	Grifols SA, (2)	107,520
	Capital Markets – 3.0%
1,690	Macquarie Group Limited, (2)	154,192
	Chemicals – 7.1%
1,605	Koninklijke DSM N.V., (2)	171,061
779	Linde AG, (2)	192,644
	Total Chemicals	363,705
	Containers & Packaging – 3.0%
13,668	Amcor Ltd/Australia, (2)	153,008
	Diversified Financial Services – 2.7%
8,600	Orix Corporation, (2)	139,298
	Diversified Telecommunication Services – 3.2%
121,000	HKT Trust & HKT Ltd, (2)	162,034
	Electric Utilities – 5.8%
8,037	Red Electrica Corp SA, (2), (3)	170,345
7,684	SSE PLC, (2)	125,913
	Total Electric Utilities	296,258
	Electronic Equipment, Instruments & Components – 2.1%
3,800	Alps Electric Co Ltd, (2)	109,624

Shares	Description (1)	Value
	Food Products – 2.7%
1,738	Danone SA, (2)	$ 136,454
	Hotels, Restaurants & Leisure – 5.0%
1,557	Carnival PLC, (2)	90,380
7,659	Compass Group PLC, (2)	164,740
	Total Hotels, Restaurants & Leisure	255,120
	Household Products – 1.9%
1,081	Reckitt Benckiser Group PLC, (2)	96,372
	Media – 1.8%
5,969	WPP PLC, (2)	93,367
	Oil, Gas & Consumable Fuels – 6.4%
3,720	Enbridge Inc.	132,117
3,007	Total SA, (2)	196,132
	Total Oil, Gas & Consumable Fuels	328,249
	Personal Products – 4.5%
429	L'Oreal SA, (2)	104,835
2,158	Unilever PLC, (2)	123,276
	Total Personal Products	228,111
	Pharmaceuticals – 2.7%
1,603	Sanofi, (2)	139,455
	Professional Services – 3.1%
4,375	Experian PLC, (2)	107,416
2,270	Nielsen Holdings PLC	53,481
	Total Professional Services	160,897
	Real Estate Management & Development – 2.1%
45,900	CapitaLand Ltd, (2)	109,038
	Software – 3.4%
1,471	SAP SE, (2)	171,204
	Trading Companies & Distributors – 3.8%
10,900	Itochu Corporation, (2)	193,545
	Wireless Telecommunication Services – 5.3%
5,100	KDDI Corporation, (2)	141,968
52,991	Vodafone Group PLC, (2)	129,455
	Total Wireless Telecommunication Services	271,423

	Total Long-Term Investments (cost $4,080,434)	4,969,457

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%
	REPURCHASE AGREEMENTS – 2.2%
$ 112	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $112,242, collateralized by $115,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $114,713	0.900%	8/01/18	$ 112,239
	Total Short-Term Investments (cost $112,239)			112,239
	Total Investments (cost $4,192,673) – 99.3%			5,081,696
	Other Assets Less Liabilities – 0.7%			37,319
	Net Assets – 100%			$ 5,119,015
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2018
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $2,031,037,575, $16,959,693 and $4,080,434, respectively)	$3,127,709,487	$21,314,859	$4,969,457
Short-term investments, at value (cost approximates value)	47,524,338	1,004,494	112,239
Cash denominated in foreign currencies (cost $—, $2,666 and $—, respectively)	—	2,671	—
Receivable for:
Dividends	2,998,785	45,861	13,593
Investments sold	—	—	61,090
From Adviser	—	2,142	7,146
Reclaims	262,251	25,725	10,249
Shares sold	3,923,178	13,319	100
Other assets	242,780	46,124	12,840
Total assets	3,182,660,819	22,455,195	5,186,714
Liabilities
Cash overdraft denominated in foreign currencies (cost $—, $—and $2,117, respectively)	—	—	2,150
Payable for:
Shares redeemed	4,672,319	10,991	—
Accrued expenses:
Custodian fees	107,582	17,627	26,637
Management fees	1,616,591	—	—
Professional fees	60,718	18,703	18,495
Shareholder reporting expenses	123,947	4,816	18,049
Shareholder servicing agent fees	461,256	3,167	1,206
Trustees fees	227,207	188	45
12b-1 distribution and service fees	525,777	4,682	1,065
Other	4,103	26	52
Total liabilities	7,799,500	60,200	67,699
Net assets	$3,174,861,319	$22,394,995	$5,119,015
See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 464,170,226	$ 8,960,997	$2,049,309
Shares outstanding	10,893,493	322,212	75,065
Net asset value ("NAV") per share	$ 42.61	$ 27.81	$ 27.30
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 45.21	$ 29.51	$ 28.97
Class C Shares
Net assets	$ 491,638,999	$ 3,277,745	$ 635,568
Shares outstanding	11,559,309	118,222	23,519
NAV and offering price per share	$ 42.53	$ 27.73	$ 27.02
Class R3 Shares
Net assets	$ 23,079,675	$ 107,657	$ 103,996
Shares outstanding	538,140	3,881	3,824
NAV and offering price per share	$ 42.89	$ 27.74	$ 27.20
Class R6 Shares
Net assets	$ 64,717,145	$ —	$ —
Shares outstanding	1,503,829	—	—
NAV and offering price per share	$ 43.03	$ —	$ —
Class I Shares
Net assets	$2,131,227,284	$10,048,596	$2,330,142
Shares outstanding	49,980,881	361,377	85,246
NAV and offering price per share	$ 42.64	$ 27.81	$ 27.33
Class T Shares(1)
Net assets	$ 27,990	$ —	$ —
Shares outstanding	656	—	—
NAV per share	$ 42.64	$ —	$ —
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$ 43.73	$ —	$ —
Net assets consist of:
Capital paid-in	$1,972,639,332	$17,634,135	$4,545,171
Undistributed (Over-distribution of) net investment income	4,531,406	39,407	(5,258)
Accumulated net realized gain (loss)	101,018,669	365,389	(309,868)
Net unrealized appreciation (depreciation)	1,096,671,912	4,356,064	888,970
Net assets	$3,174,861,319	$22,394,995	$5,119,015
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2018
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 73,128,940	$ 631,974	$ 209,996
Foreign tax withheld on dividend income	—	(23,828)	(17,823)
Total investment income	73,128,940	608,146	192,173
Expenses
Management fees	18,732,399	152,393	40,184
12b-1 service fees - Class A Shares	1,163,506	18,882	5,901
12b-1 distibution and service fees - Class C Shares	5,080,108	31,975	8,185
12b-1 distibution and service fees - Class R3 Shares	116,242	528	520
12b-1 distibution and service fees - Class T Shares(1)	67	—	—
Shareholder servicing agent fees	2,182,680	13,754	5,621
Custodian fees	264,270	46,321	60,508
Trustees fees	94,415	714	174
Professional fees	137,990	24,406	23,868
Shareholder reporting expenses	231,049	9,111	7,393
Federal and state registration fees	134,358	92,993	42,265
Other	46,987	8,206	7,815
Total expenses before fee waiver/expense reimbursement	28,184,071	399,283	202,434
Fee waiver/expense reimbursement	—	(154,610)	(136,827)
Net expenses	28,184,071	244,673	65,607
Net investment income (loss)	44,944,869	363,473	126,566
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	139,703,865	550,982	(20,835)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	229,450,418	1,137,702	88,893
Net realized and unrealized gain (loss)	369,154,283	1,688,684	68,058
Net increase (decrease) in net assets from operations	$414,099,152	$2,052,157	$ 194,624

(1)	Class T Shares are not available for public offering.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/18	Year Ended 7/31/17	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 44,944,869	$ 43,647,625	$ 363,473	$ 1,163,384
Net realized gain (loss) from investments and foreign currency	139,703,865	95,308,214	550,982	5,848,596
Change in net unrealized appreciation (depreciation) of investments and foreign currency	229,450,418	150,102,597	1,137,702	(899,911)
Net increase (decrease) in net assets from operations	414,099,152	289,058,436	2,052,157	6,112,069
Distributions to Shareholders
From net investment income:
Class A Shares	(6,398,924)	(8,250,474)	(122,530)	(212,658)
Class C Shares	(3,211,120)	(4,256,691)	(25,682)	(75,950)
Class R3 Shares	(263,345)	(319,716)	(1,364)	(3,282)
Class R6 Shares	(955,761)	(591,448)	—	—
Class I Shares	(32,925,720)	(29,400,073)	(195,782)	(954,450)
Class T Shares(1)	(370)	(88)	—	—
From accumulated net realized gains:
Class A Shares	(13,850,045)	—	(734,290)	(5,884)
Class C Shares	(15,203,700)	—	(344,063)	(2,258)
Class R3 Shares	(680,419)	—	(12,122)	(85)
Class R6 Shares	(1,732,195)	—	—	—
Class I Shares	(59,314,479)	—	(1,095,505)	(43,120)
Class T Shares(1)	(806)	—	—	—
Decrease in net assets from distributions to shareholders	(134,536,884)	(42,818,490)	(2,531,338)	(1,297,687)
Fund Share Transactions
Proceeds from sale of shares	757,973,776	849,829,614	10,932,569	7,832,144
Proceeds from shares issued to shareholders due to reinvestment of distributions	79,593,134	24,681,578	2,338,493	547,996
	837,566,910	874,511,192	13,271,062	8,380,140
Cost of shares redeemed	(802,286,407)	(1,025,320,724)	(8,354,582)	(58,089,998)
Net increase (decrease) in net assets from Fund share transactions	35,280,503	(150,809,532)	4,916,480	(49,709,858)
Net increase (decrease) in net assets	314,842,771	95,430,414	4,437,299	(44,895,476)
Net assets at the beginning of period	2,860,018,548	2,764,588,134	17,957,696	62,853,172
Net assets at the end of period	$3,174,861,319	$ 2,860,018,548	$22,394,995	$ 17,957,696
Undistributed (Over-distribution of) net investment income at the end of period	$ 4,531,406	$ 3,341,777	$ 39,407	$ (9,280)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Santa Barbara International Dividend Growth
	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 126,566	$ 138,299
Net realized gain (loss) from investments and foreign currency	(20,835)	16,097
Change in net unrealized appreciation (depreciation) of investments and foreign currency	88,893	385,589
Net increase (decrease) in net assets from operations	194,624	539,985
Distributions to Shareholders
From net investment income:
Class A Shares	(50,524)	(52,110)
Class C Shares	(13,476)	(15,858)
Class R3 Shares	(2,206)	(2,819)
Class R6 Shares	—	—
Class I Shares	(62,379)	(71,993)
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	(128,585)	(142,780)
Fund Share Transactions
Proceeds from sale of shares	2,256,193	2,901,100
Proceeds from shares issued to shareholders due to reinvestment of distributions	93,636	100,394
	2,349,829	3,001,494
Cost of shares redeemed	(2,746,950)	(1,817,072)
Net increase (decrease) in net assets from Fund share transactions	(397,121)	1,184,422
Net increase (decrease) in net assets	(331,082)	1,581,627
Net assets at the beginning of period	5,450,097	3,868,470
Net assets at the end of period	$ 5,119,015	$ 5,450,097
Undistributed (Over-distribution of) net investment income at the end of period	$ (5,258)	$ (3,975)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
See accompanying notes to financial statements.

Financial Highlights
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2018	$38.84	$0.58	$4.98	$5.56	$(0.56)	$(1.23)	$(1.79)	$42.61
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
Class C (03/06)
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
Class R3 (03/09)
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
Class R6 (03/13)
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
Class I (03/06)
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
Class T (05/17)(e)
2018	38.87	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.64
2017(f)	38.09	0.06	0.85	0.91	(0.13)	—	(0.13)	38.87

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.56%	$ 464,170	0.96%	1.42%	28%
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28
14.50	691,389	1.01	1.64	29

13.70	491,639	1.71	0.67	28
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28
13.65	449,211	1.76	0.89	29

14.27	23,080	1.21	1.17	28
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28
14.23	21,565	1.26	1.38	29

14.91	64,717	0.64	1.69	28
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28
14.92	36,352	0.68	1.94	29

14.84	2,131,227	0.71	1.66	28
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
14.81	1,236,645	0.76	1.89	29

14.55	28	0.96	1.42	28
2.40	26	0.98*	0.90*	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through July 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2018	$28.67	$0.48	$ 2.34	$ 2.82	$(0.43)	$(3.25)	$(3.68)	$27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
Class C (06/12)
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
Class R3 (06/12)
2018	28.61	0.40	2.34	2.74	(0.36)	(3.25)	(3.61)	27.74
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
Class I (06/12)
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.35%	$ 8,961	1.88%	0.99%	1.15%	1.73%	48%
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24
10.21	3,618	2.69	2.64	1.42	3.91	42

9.55	3,278	2.63	0.20	1.90	0.93	48
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24
9.41	810	3.39	1.86	2.17	3.09	42

10.06	108	2.13	0.69	1.40	1.42	48
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24
9.94	64	3.01	2.19	1.67	3.53	42

10.63	10,049	1.61	1.19	0.90	1.90	48
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24
10.52	3,020	2.50	2.70	1.17	4.03	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2018	$26.90	$0.59	$ 0.45	$ 1.04	$(0.64)	$ —	$ —	$(0.64)	$27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07	1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
Class C (06/12)
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—*	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84	1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
Class R3 (06/12)
2018	26.81	0.57	0.40	0.97	(0.58)	—	—	(0.58)	27.20
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85	1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
Class I (06/12)
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—*	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04	1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.92%	$2,049	3.56%	(0.27)%	1.15%	2.14%	31%
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15
8.55	469	6.08	(0.66)	1.42	4.00	23

3.13	636	4.33	(0.88)	1.90	1.55	31
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15
7.77	309	6.61	(1.27)	2.17	3.17	23

3.66	104	3.83	(0.36)	1.40	2.07	31
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15
8.29	66	6.51	(1.66)	1.67	3.18	23

4.18	2,330	3.32	0.15	0.90	2.58	31
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15
8.86	1,979	5.94	(0.90)	1.17	3.88	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (“the current fiscal period”).
Investment Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.
The Funds' most recent prospectus provides further descriptions of each Fund's investment objective, principal strategies and principal risks.
Fund Reorganizations
In April 2018, the Funds' Board of Trustees (the "Board") approved the reorganization of Nuveen Symphony Low Volatility Equity Fund (the “Target Fund”) into Santa Barbara Dividend Growth (the “Acquiring Fund”), each a series of the Trust. During July 2018, the shareholders of the Target Fund approved the reorganization into the Acquiring Fund and after the close of business on August 24, 2018 (subsequent to the close of the reporting period) the Target Fund was reorganized into the Acquiring Fund.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,077,045,330	$ —	$ —	$3,077,045,330
Exchange-Traded Funds	50,664,157	—	—	50,664,157
Short-Term Investments:
Repurchase Agreements	—	47,524,338	—	47,524,338
Total	$3,127,709,487	$47,524,338	$ —	$3,175,233,825

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$12,273,299	$ 9,041,560**	$ —	$21,314,859
Short-Term Investments:
Repurchase Agreements	—	1,004,494	—	1,004,494
Total	$12,273,299	$10,046,054	$ —	$22,319,353

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$374,126	$4,595,331**	$ —	$4,969,457
Short-Term Investments:
Repurchase Agreements	—	112,239	—	112,239
Total	$374,126	$4,707,570	$ —	$5,081,696

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stock	$ —	$(346,147)	$346,147	$ —	$ —	$ —
Santa Barbara International Dividend Growth
Common Stock	$ —	$(162,034)	$162,034	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

Notes to Financial Statements (continued)
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$2,666,823	11.9%
France	1,664,250	7.4
Japan	1,282,317	5.7
Australia	928,381	4.2
Germany	906,939	4.1
Canada	657,815	2.9
China	612,507	2.7
Hong Kong	346,147	1.6
Netherlands	298,275	1.3
Total non-U.S. securities	$9,363,454	41.8%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 985,126	19.2%
France	792,270	15.5
Japan	584,435	11.4
Germany	507,121	9.9
Canada	320,645	6.3
Australia	307,200	6.0
Netherlands	288,573	5.6
Spain	277,865	5.4
China	186,858	3.7
Other	575,503	11.3
Total non-U.S. securities	$4,825,596	94.3%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$47,524,338	$(47,524,338)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	1,004,494	(1,004,494)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	112,239	(112,239)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/18		Year Ended 7/31/17
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,379,283	$ 97,483,729	5,076,029	$ 184,258,810
Class A – automatic conversion of Class C Shares	21,093	871,770	—	—
Class C	1,343,008	54,961,180	1,843,528	66,586,420
Class R3	114,672	4,765,802	167,900	6,117,048
Class R6	938,701	37,876,488	49,612	1,803,717
Class I	13,707,815	562,014,807	16,066,720	591,038,619
Class T(1)	—	—	656	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	336,577	13,787,654	166,637	6,035,037
Class C	283,985	11,630,477	66,421	2,418,521
Class R3	16,556	682,881	6,122	224,851
Class R6	63,558	2,628,118	15,302	561,742
Class I	1,241,230	50,864,004	420,855	15,441,427
Class T(1)	—	—	—	—
	20,446,478	837,566,910	23,879,782	874,511,192
Shares redeemed:
Class A	(3,405,684)	(139,955,968)	(12,466,143)	(453,082,996)
Class C	(3,124,405)	(127,398,142)	(4,535,766)	(166,005,616)
Class C – automatic Conversion to Class A Shares	(21,118)	(871,770)	—	—
Class R3	(178,445)	(7,343,312)	(193,913)	(7,197,756)
Class R6	(186,956)	(7,767,608)	(359,804)	(13,606,823)
Class I	(12,664,036)	(518,949,607)	(10,529,206)	(385,427,533)
Class T(1)	—	—	—	—
	(19,580,644)	(802,286,407)	(28,084,832)	(1,025,320,724)
Net increase (decrease)	865,834	$ 35,280,503	(4,205,050)	$ (150,809,532)

(1)	Class T Shares are not available for public offering.

	Year Ended 7/31/18		Year Ended 7/31/17
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	112,084	$ 3,120,972	55,864	$ 1,518,198
Class C	35,271	983,613	38,050	1,033,975
Class R3	246	7,221	462	12,139
Class I	236,692	6,820,763	193,977	5,267,832
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,245	847,617	7,787	216,003
Class C	13,241	357,447	2,703	75,542
Class R3	165	4,462	33	920
Class I	41,545	1,128,967	9,167	255,531
	470,489	13,271,062	308,043	8,380,140
Shares redeemed:
Class A	(36,938)	(1,054,343)	(105,329)	(2,845,766)
Class C	(30,191)	(831,231)	(20,466)	(556,781)
Class R3	(26)	(733)	(19)	(518)
Class I	(224,269)	(6,468,275)	(1,914,535)	(54,686,933)
	(291,424)	(8,354,582)	(2,040,349)	(58,089,998)
Net increase (decrease)	179,065	$ 4,916,480	(1,732,306)	$(49,709,858)

	Year Ended 7/31/18		Year Ended 7/31/17
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	36,765	$ 1,017,942	45,059	$ 1,161,987
Class C	8,842	240,035	9,069	225,417
Class R3	—	—	—	—
Class I	36,345	998,216	61,256	1,513,696
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,816	48,921	1,975	49,777
Class C	446	11,870	553	13,860
Class R3	28	756	38	950
Class I	1,189	32,089	1,413	35,807
	85,431	2,349,829	119,363	3,001,494
Shares redeemed:
Class A	(42,782)	(1,174,369)	(43,615)	(1,085,687)
Class C	(15,214)	(411,818)	(3,699)	(93,578)
Class R3	—	—	—	—
Class I	(42,535)	(1,160,763)	(25,085)	(637,807)
	(100,531)	(2,746,950)	(72,399)	(1,817,072)
Net increase (decrease)	(15,100)	$ (397,121)	46,964	$ 1,184,422
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$719,561,426	$10,628,388	$1,483,916
Sales	729,303,262	8,275,437	1,960,297
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$2,087,726,541	$18,081,035	$4,351,389
Gross unrealized:
Appreciation	$1,130,557,131	$ 4,899,873	$1,019,791
Depreciation	(43,049,847)	(661,555)	(289,484)
Net unrealized appreciation (depreciation) of investments	$1,087,507,284	$ 4,238,318	$ 730,307

Notes to Financial Statements (continued)
Permanent differences, primarily due to tax equalization, federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2018, the Funds’ tax year end, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$ 14,060,396	$ —	$(809)
Undistributed (Over-distribution of) net investment income	—	30,572	736
Accumulated net realized gain (loss)	(14,060,396)	(30,572)	73
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds’ tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 5,718,238	$130,489	$16,807
Undistributed net long-term capital gains	108,996,465	391,155	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$47,456,844	$ 896,359	$128,585
Distributions from net long-term capital gains	87,080,040	1,634,979	—

2017	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$42,818,490	$1,297,687	$142,780
Distributions from net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2018, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$ 83,056
Long-term	90,161
Total	$173,217
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2018, the complex-level fee rate for each Fund was 0.1588%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2020	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2020	N/A
N/A Not Applicable.

Notes to Financial Statements (continued)
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$996,474	$30,117	$9,625
Paid to financial intermediaries (Unaudited)	885,473	28,636	8,852
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$531,339	$24,473	$2,433
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$476,934	$8,647	$1,953
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$31,564	$1,400	$324
As of July 31, 2018, Nuveen owned shares of the Funds as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	—	2,500	2,500
Class C Shares	—	2,500	2,500
Class R3 Shares	—	2,500	2,500
Class I Shares	—	42,500	42,500
Class T Shares	656	—	—
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Fund Reorganizations
As noted in Note 1  –  General Information and Significant Accounting Policies, Fund Reorganizations, on August 24, 2018, Nuveen Symphony Low Volatility Equity Fund merged into Santa Barbara Dividend Growth.
Upon the closing of the reorganization, the Target Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares were then distributed to Target Fund shareholders and the Target Fund was terminated. As a result of these transactions, Target Fund shareholders became shareholders of the Acquiring Fund and ceased to be shareholders of the Target Fund. Each Target Fund shareholder received Acquiring Fund shares with a total value equal to the total value of that shareholder’s Target Fund shares immediately prior to the closing of the reorganization.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Santa Barbara International Dividend Growth Fund paid qualifying foreign taxes of $17,818 and earned $209,441 of foreign source income during the fiscal year ended July 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Santa Barbara International Dividend Growth Fund hereby designates $0.09 per share as foreign taxes paid and $1.12 per share as income earned from foreign sources for the fiscal year ended July 31, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% of QDI	100.0%	79.4%	100.0%
% of DRD	100.0%	32.3%	0.0%
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2018.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
Long-Term Capital Gain Dividends	$101,140,436	$1,634,979
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Santa Barbara Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can signifi-

cantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
For the Nuveen Santa Barbara Dividend Growth Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For the Nuveen Santa Barbara Global Dividend Growth Fund, the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
For the Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group in the one-year period and first quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its peer average. The Board further noted that the International Dividend Growth Fund did not incur a management fee after fee waivers and expense reimbursements for the latest fiscal year.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include: retail and institutional managed accounts; and foreign investment companies offered by Nuveen. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary or permanent expense cap applicable to each Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166

(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-SBGDG-0718P600800-INV-Y-09/19

Mutual Funds
31 July
2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.
Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2018

4

Portfolio Managers’
Comments
Nuveen International Growth Fund
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Tracy P. Stouffer, CFA, served as portfolio manager for the Nuveen International Growth Fund from the beginning of the reporting period through her retirement from Nuveen Asset Management on January 1, 2018.
Effective October 2, 2017, Reed D. Walters and Joseph R. O’Flaherty were added as portfolio managers to the Fund and assumed full portfolio management responsibilities upon Stouffer’s retirement.
On the following pages, the portfolio managers discuss economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended July 31, 2018.
What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended July 31, 2018?
After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
International markets were strong through year-end 2017 and the early part of 2018 as the favorable backdrop of solid growth and extremely accommodative financial conditions continued to be highly supportive for equities. The energy sector rebounded strongly and the materials sector continued its upward march, reflecting the impact that stimulus has had on the Chinese economy during a period when excess, polluting capacity has been shuttered and capital expenditures have been disciplined within the mining industry. Japanese companies experienced broad-based earnings beats, both on the top and bottom line basis. China’s markets posted strong gains as the country’s rapid move into higher value-added goods, specifically the country’s “new economy” stocks, remained a key growth engine.
U.S. markets weathered this confluence of events better, producing exceptional returns and far outpacing international stocks. The bellwether S&P 500® Index advanced 16.24% over the reporting period. Developed markets gained 6.40%, as measured by the MSCI EAFE Index.
How did the Fund perform during the twelve-month reporting period ended July 31, 2018?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended July 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2018 and how did these strategies influence performance?
The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country impact on the Fund’s performance, our positions in China, Japan, the United Kingdom, Germany, Canada and Australia collectively contributed on a relative basis versus the MSCI EAFE Index. Conversely, stock selection in Brazil, the Netherlands, Israel and Argentina generally detracted from results. At the sector level, the Fund outperformed the index in eight of the eleven sectors, particularly
6

among its information technology, financial, real estate investment trust (REIT), telecommunication services and industrial holdings. On the other hand, results lagged versus the benchmark in the health care, energy and materials sectors. In aggregate, stock selection was positive among both developed and emerging market countries and was the most significant contributor to the Fund’s outperformance versus its MSCI EAFE benchmark. Country selections also aided results, as did sector weights.
Several individual portfolio holdings contributed favorably to the Fund’s performance during the reporting period led by Chinese information technology firm GDS Holdings Ltd., which develops and operates data warehouses. GDS continued to outperform after the company indicated that 2018 revenue growth would be better than expected as Chinese cloud computing companies, including key customers Alibaba, Tencent and Baidu, expand capacity at a triple-digit growth rate. During the reporting period, Tencent announced it was ramping up its cloud spending to keep up with Alibaba, which was a strong tailwind for GDS. We remain constructive regarding this company because it currently dominates the market for carrier-neutral data centers in China and should have a significant scale advantage by the time competitive threats enter the market.
In the financial sector, a position in U.K.-based firm Burford Capital Limited aided the Fund’s results. The company, one of the largest litigation finance firms in the world, addresses the market demand for alternative payment structures to traditional billable hours in a complex industry that has natural barriers to entry. As litigation has become more pervasive and expensive, Burford Capital allows businesses to shift the cost of litigation and other legal expenses off their balance sheets, freeing up capital to be invested back into their businesses. Results in the first half of the year have once again demonstrated the strength of its business model and the growing traction this company has in the underpenetrated markets for large litigation and arbitration assets. A raft of evidence shows that the litigation finance industry is moving into the mainstream due to Burford Capital’s growing investments, media coverage, lawyer surveys and statistics for repeat business. The company continues to be one of our Fund’s highest conviction investments as its earnings growth is uncorrelated to the economy.
The Fund also benefited from a position in Chinese information technology firm Baozun Inc. This leading brand e-commerce solutions provider helps its partners manage their Chinese market entry and operations such as website design, technology infrastructure, customer service, digital marketing, warehousing and logistics services. Baozun has more than 150 international brand partnerships covering eight vertical industries, with companies including Nike, Electrolux, Panasonic, Subaru, Honda, Toyota and Microsoft. We expect Baozun will increase its research and development spending to fuel long-term growth and improve operating efficiency. Baozun continued to outperform as the company benefited from the transition from offline to online retail in China and the expanding ability of the country’s middle class to purchase international brands.
Finally, the Fund was rewarded for its position in Japanese firm Recruit Holdings Co., Ltd., an integrated provider of human resource and staffing services to companies. The markets reacted favorably to its acquisition of U.S.-based job website operator Glassdoor, the strong performance of its job search engine site Indeed.com as well as the strong dollar versus the yen. We believe Recruit’s job portal will continue to benefit from the labor shortage in Japan as the country currently has 1.6 jobs for every job applicant, with the ratio increasing. The labor shortage has resulted in increased job turnover and higher recruitment spending by companies in Japan. Indeed.com, which is Recruit’s crown jewel, is set to expand aggressively outside of the U.S. this year. The successful expansion of the search engine in international markets would likely be a major catalyst for the company.
On the negative side, the Fund saw weak results from a position in Brazilian company Biotoscana Investments S.A., a leader in Latin America’s high growth pharmaceutical market. The company had previously been benefiting from a favorable fundamental backdrop due to the region’s aging population and greater life expectancy. However, during this reporting period, shares fell after management set expectations too high following the company’s initial public offering (IPO). Shares were further pressured by regional weakness in Argentina and Brazil as well as Biotoscana’s loss of a contract and failure to secure any new deals. We still believe there is potential for this firm to bring new assets into the underpenetrated Latin American market; therefore, we continue to hold our position.
Also, a position in a recently listed Australian company, fuel distributor Viva Energy Group Ltd., detracted during the reporting period. Shares underperformed as the market waited for the company to deliver on its growth targets. We believe Viva Energy is an attractive holding based on the predictability of its cash flow generation and the company’s low amount of leverage.
In addition, the Fund experienced weakness from a position in French technology company Criteo SA, which specializes in digital performance marketing. The company enables e-commerce companies to leverage large volumes of granular data to engage and convert
7

Portfolio Managers’ Comments (continued)
their customers. Criteo’s shares underperformed after Apple updated the privacy setting for its Safari browser in December to prevent advertising companies such as Criteo from collecting data on users. We expected the headwinds from Apple to persist; therefore, we exited this position in the first half of the reporting period.
In terms of regional and country changes, we increased the Fund’s exposure in 14 countries with the most significant build ups occurring in Hong Kong, Ireland, the U.K., Canada, Thailand, Poland and New Zealand. At the same time, we reduced weightings in 16 countries, most notably France, Italy, Germany, Belgium, China, India, Indonesia, Mexico and South Korea. The result was an approximately 4% decrease in the Fund’s emerging market exposure and around a 3% increase in developed market exposure. In terms of sectors, we increased the Fund’s weightings in energy, REITs, consumer staples and financials, while decreasing weights in consumer discretionary, health care, materials, industrials, telecommunication services and information technology. We also invested in eight IPOs during the reporting period from six sectors including consumer discretionary, health care, energy, financials, information technology and REITs.
8

Risk Considerations
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
9

THIS PAGE INTENTIONALLY LEFT BLANK
10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2018
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	10.98%	7.51%	12.48%
Class A Shares at maximum Offering Price	4.59%	6.25%	11.76%
MSCI EAFE Index	6.40%	5.86%	9.09%
Lipper International Multi-Cap Growth Funds Classification Average	7.88%	6.32%	9.70%
Class C Shares	10.14%	6.71%	11.65%
Class R3 Shares	10.70%	7.24%	12.19%
Class I Shares	11.25%	7.78%	12.76%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	11.36%	15.51%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	17.22%	8.71%	12.54%
Class A Shares at maximum Offering Price	10.48%	7.43%	11.82%
Class C Shares	16.35%	7.91%	11.71%
Class R3 Shares	16.92%	8.43%	12.25%
Class I Shares	17.52%	8.98%	12.82%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	17.59%	15.89%
Since inception returns for Class A, C, R3 and I Shares and the comparative index and Lipper classification average, are from 4/24/09. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
12

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.26%	2.00%	1.49%	0.88%	0.99%
Net Expense Ratios	1.14%	1.89%	1.39%	0.77%	0.89%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
13

Holding Summaries    as of July 31, 2018
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.3%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Burford Capital Limited	3.1%
Ping An Insurance (Group) Company of China Limited	2.0%
Tower Semiconductor Limited	1.9%
Recruit Holdings Company Limited	1.8%
Broadcom Inc.	1.8%
Portfolio Composition (% of net assets)
Semiconductors & Semiconductor Equipment	7.2%
Machinery	7.1%
Oil, Gas & Consumable Fuels	6.2%
Internet Software & Services	6.2%
Capital Markets	5.8%
Banks	4.9%
Software	4.2%
Pharmaceuticals	4.1%
Insurance	3.6%
Real Estate Management & Development	3.5%
Household Durables	3.4%
Textiles, Apparel & Luxury Goods	2.5%
Food Products	2.3%
Life Sciences Tools & Services	2.3%
Electronic Equipment, Instruments & Components	2.2%
Electrical Equipment	1.9%
Professional Services	1.8%
Commercial Services & Supplies	1.7%
Tobacco	1.6%
Hotels, Restaurants & Leisure	1.6%
Diversified Telecommunication Services	1.5%
Industrial Conglomerates	1.4%
Other	19.3%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	16.2%
United Kingdom	14.2%
China	12.7%
France	6.9%
Germany	5.9%
Canada	5.3%
United States	5.1%
Spain	4.1%
Israel	3.3%
Australia	3.0%
India	2.6%
Ireland	2.4%
Other	17.9%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	Includes 22.0% (as a percentage of net assets) in emerging market countries.
14

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2018.
The beginning of the period is February 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 937.70	$ 934.10	$ 936.50	$ 939.20	$ 938.90
Expenses Incurred During the Period	$ 5.43	$ 9.02	$ 6.63	$ 3.85	$ 4.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.19	$1,015.47	$1,017.95	$1,020.83	$1,020.43
Expenses Incurred During the Period	$ 5.66	$ 9.39	$ 6.90	$ 4.01	$ 4.41
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38%, 0.80% and 0.88% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
15

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen International Growth Fund (one of the funds constituting Nuveen Investment Trust II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
16

Nuveen International Growth Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.3%
	COMMON STOCKS – 96.3%
	Aerospace & Defense – 1.1%
40,161	Thales SA, (2)	$ 5,272,103
	Airlines – 0.6%
161,712	Azul SA, ADR, (3)	3,096,785
	Banks – 4.9%
708,170	Banco Santander SA, (2)	3,978,581
108,885	HDFC Bank Ltd, (2)	3,444,228
365,446	ING Groep NV, (2)	5,586,481
438,419	Standard Chartered PLC, (2)	3,953,372
402,635	UniCredit SpA, (2)	7,109,382
	Total Banks	24,072,044
	Beverages – 1.1%
53,857	Anheuser-Busch InBev SA/NV, Sponsored ADR	5,478,334
	Biotechnology – 0.4%
715,129	Biotoscana Investments SA, (3)	1,722,422
	Capital Markets – 5.8%
132,182	Brookfield Asset Management Inc., Class A	5,572,793
627,356	Burford Capital Limited, (2)	15,149,537
134,545	London Stock Exchange Group PLC, (2)	7,754,245
	Total Capital Markets	28,476,575
	Chemicals – 1.3%
63,200	Shin-Etsu Chemical Co Ltd, (2)	6,393,412
	Commercial Services & Supplies – 1.7%
547,821	Atento SA	3,999,094
198,466	Elis SA, (2)	4,555,665
	Total Commercial Services & Supplies	8,554,759
	Construction & Engineering – 1.3%
54,903	Eiffage SA, (2)	6,135,451
	Construction Materials – 1.3%
179,840	CRH PLC, (2)	6,151,029
	Consumer Finance – 0.2%
112,983	Qudian Inc., Sponsored ADR, (3)	875,618
17

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Diversified Telecommunication Services – 1.5%
1,636,105	SpeedCast International Ltd, (2)	$ 7,537,366
	Electrical Equipment – 1.9%
225,372	ABB Ltd, (2)	5,173,539
27,700	Nidec Corp, (2)	4,023,433
	Total Electrical Equipment	9,196,972
	Electronic Equipment, Instruments & Components – 2.2%
159,178	Fabrinet, (3)	6,227,043
8,800	Keyence Corp, (2)	4,654,921
	Total Electronic Equipment, Instruments & Components	10,881,964
	Equity Real Estate Investment Trust – 1.3%
240,409	Inmobiliaria Colonial Socimi SA, (2), (3)	2,587,570
330,784	UNITE Group PLC/The, (2)	3,797,175
	Total Equity Real Estate Investment Trust	6,384,745
	Food & Staples Retailing – 1.0%
184,166	Dino Polska SA, (2), (3)	5,053,278
	Food Products – 2.3%
625,754	a2 Milk Co Ltd, (2), (3)	4,469,264
4,849,000	Ausnutria Dairy Corp Ltd, (2)	7,044,241
	Total Food Products	11,513,505
	Health Care Providers & Services – 1.0%
50,129	Fresenius Medical Care AG & Co KGaA, (2)	4,890,292
	Hotels, Restaurants & Leisure – 1.6%
167,626	Melco Resorts & Entertainment Ltd, ADR	4,334,808
484,128	NH Hotel Group SA, (2), (3)	3,555,756
	Total Hotels, Restaurants & Leisure	7,890,564
	Household Durables – 3.4%
4,213,477	Glenveagh Properties PLC, (3)	5,518,272
702,246	Glenveagh Properties PLC, (4)	1
281,143	Neinor Homes SA, (2), (3)	5,318,399
109,189	Sony Corp, Sponsored ADR	5,898,390
	Total Household Durables	16,735,062
	Industrial Conglomerates – 1.4%
72,909	DCC PLC, (2)	6,745,334
	Insurance – 3.6%
1,035,500	Ping An Insurance (Group) Company of China Limited, (2)	9,639,759
336,165	Prudential PLC, (2)	7,931,319
	Total Insurance	17,571,078
18

Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 0.7%
88,476	Ctrip.com International Ltd, ADR, (3)	$ 3,640,787
	Internet Software & Services – 6.2%
27,727	Alibaba Group Holding Limited, Sponsored ADR, (3)	5,191,326
24,694	Baidu Inc., Sponsored ADR, (3)	6,103,863
142,077	Baozun Inc., Sponsored ADR, (3)	8,219,154
15,661	Cafe24 Corp, (2), (3)	2,247,288
186,200	Tencent Holdings Ltd, (2)	8,474,775
	Total Internet Software & Services	30,236,406
	IT Services – 1.2%
270,461	GDS Holdings Ltd, ADR, (3)	5,904,164
	Life Sciences Tools & Services – 2.3%
10,978	Eurofins Scientific SE, (2)	5,983,896
16,865	Lonza Group AG, (2)	5,191,338
	Total Life Sciences Tools & Services	11,175,234
	Machinery – 7.1%
130,700	Daifuku Co Limited, (2)	5,759,838
165,800	Harmonic Drive Systems Inc., (2)	6,555,560
73,279	KION Group AG, (2)	5,029,056
211,100	Komatsu Ltd, (2)	6,237,604
380,365	Kornit Digital Ltd, (3)	6,922,643
175,139	Weir Group PLC, (2)	4,488,004
	Total Machinery	34,992,705
	Media – 1.0%
354,052	Eros International PLC, (3)	4,762,000
	Oil, Gas & Consumable Fuels – 6.2%
169,400	Canadian Natural Resources Limited	6,224,638
292,824	Golar LNG Ltd	7,616,352
321,900	Parkland Fuel Corp	8,705,417
142,830	Royal Dutch Shell PLC, Class A, (2)	4,894,339
1,586,006	Viva Energy Group Ltd, (3)	2,898,674
	Total Oil, Gas & Consumable Fuels	30,339,420
	Paper & Forest Products – 0.8%
3,010,000	Nine Dragons Paper Holdings Ltd, (2)	3,733,405
	Personal Products – 0.9%
1,037,299	BWX Ltd, (2)	4,355,271
	Pharmaceuticals – 4.1%
2,405,000	China Animal Healthcare Ltd, (4)	—
2,109,000	China Medical System Holdings Ltd, (2)	3,611,594
19

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Pharmaceuticals (continued)
132,780	GlaxoSmithKline PLC, Sponsored ADR	$5,522,320
36,178	Ipsen SA, (2)	6,010,775
120,300	Takeda Pharmaceutical Co Ltd, (2)	5,079,413
	Total Pharmaceuticals	20,224,102
	Professional Services – 1.8%
329,500	Recruit Holdings Company Limited, (2)	9,028,778
	Real Estate Management & Development – 3.5%
743,478	Aroundtown Property Holdings PLC, (2)	6,207,416
290,866	Aroundtown Property Holdings PLC, (2)	2,426,473
4,454,500	Ayala Land Inc., (2)	3,430,496
145,600	Katitas Co Ltd, (2)	5,354,627
	Total Real Estate Management & Development	17,419,012
	Semiconductors & Semiconductor Equipment – 7.2%
75,252	ams AG, (2)	5,413,923
39,801	Broadcom Inc.	8,826,668
23,582	Siltronic AG, (2)	4,113,017
352,500	SUMCO Corp, (2)	7,542,353
454,773	Tower Semiconductor Limited, (3)	9,391,062
	Total Semiconductors & Semiconductor Equipment	35,287,023
	Software – 4.2%
179,551	Micro Focus International PLC, (2)	2,929,812
25,400	Nintendo Co Limited, (2)	8,589,951
145,012	Open Text Corp	5,394,446
32,019	Ubisoft Entertainment SA, (2), (3)	3,529,132
	Total Software	20,443,341
	Specialty Retail – 0.9%
137,212	Industria de Diseno Textil SA, (2)	4,496,521
	Technology Hardware, Storage & Peripherals – 0.7%
84,850	Samsung Electronics Co Ltd, (2)	3,522,143
	Textiles, Apparel & Luxury Goods – 2.5%
28,539	Adidas AG, (2)	6,309,785
729,000	ANTA Sports Products Ltd, (2)	3,723,169
4,122	Kering SA, (2)	2,190,782
	Total Textiles, Apparel & Luxury Goods	12,223,736
	Thrifts & Mortgage Finance – 0.9%
241,676	Indiabulls Housing Finance Ltd, (2)	4,580,788
	Tobacco – 1.6%
146,541	British American Tobacco PLC, (2)	8,055,688
20

Shares	Description (1)	Value
	Trading Companies & Distributors – 0.7%
119,814	Ashtead Group PLC, (2)	$ 3,678,219
	Wireless Telecommunication Services – 0.9%
51,100	SoftBank Group Corp, (2)	4,267,984

	Total Long-Term Investments (cost $415,605,270)	472,995,419

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%
	REPURCHASE AGREEMENTS – 3.3%
$ 16,256	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $16,256,660, collateralized by $16,625,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $16,583,438	0.900%	8/01/18	$ 16,256,254
	Total Short-Term Investments (cost $16,256,254)			16,256,254
	Total Investments (cost $431,861,524) – 99.6%			489,251,673
	Other Assets Less Liabilities – 0.4%			1,768,894
	Net Assets – 100%			$ 491,020,567
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
21

Statement of Assets and Liabilities
July 31, 2018

Assets
Long-term investments, at value (cost $415,605,270)	$472,995,419
Short-term investments, at value (cost approximates value)	16,256,254
Receivable for:
Dividends	276,429
Investments sold	165,894
Reclaims	601,905
Shares sold	1,785,519
Other assets	80,104
Total assets	492,161,524
Liabilities
Cash overdraft	33,393
Payable for:
Investments purchased	132,500
Shares redeemed	314,168
Accrued expenses:
Custodian fees	88,523
Management fees	319,586
Shareholder servicing agent fees	87,673
Trustees fees	32,614
12b-1 distribution and service fees	32,811
Other	99,689
Total liabilities	1,140,957
Net assets	$491,020,567
See accompanying notes to financial statements.
22

Statement of Assets and Liabilities (continued)

Class A Shares
Net assets	$ 55,476,118
Shares outstanding	1,145,450
Net asset value ("NAV") per share	$ 48.43
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 51.38
Class C Shares
Net assets	$ 23,860,948
Shares outstanding	519,182
NAV and offering price per share	$ 45.96
Class R3 Shares
Net assets	$ 1,108,227
Shares outstanding	23,194
NAV and offering price per share	$ 47.78
Class R6 Shares
Net assets	$ 33,524,205
Shares outstanding	684,331
NAV and offering price per share	$ 48.99
Class I Shares
Net assets	$377,051,069
Shares outstanding	7,712,835
NAV and offering price per share	$ 48.89
Net assets consist of:
Capital paid-in	$418,550,945
Undistributed (Over-distribution of) net investment income	2,263,415
Accumulated net realized gain (loss)	12,845,261
Net unrealized appreciation (depreciation)	57,360,946
Net assets	$491,020,567
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
23

Statement of Operations
Year Ended July 31, 2018

Investment Income
Dividends	$ 6,620,525
Foreign tax withheld on dividend income	(810,042)
Total investment income	5,810,483
Expenses
Management fees	3,141,681
12b-1 service fees - Class A Shares	137,527
12b-1 distibution and service fees - Class C Shares	216,817
12b-1 distibution and service fees - Class R3 Shares	5,599
Shareholder servicing agent fees	408,058
Custodian fees	224,761
Trustees fees	13,591
Professional fees	72,368
Shareholder reporting expenses	96,176
Federal and state registration fees	91,202
Other	16,227
Total expenses before fee waiver/expense reimbursement	4,424,007
Fee waiver/expense reimbursement	(222,743)
Net expenses	4,201,264
Net investment income (loss)	1,609,219
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	37,056,462
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,494,315
Net realized and unrealized gain (loss)	38,550,777
Net increase (decrease) in net assets from operations	$40,159,996
See accompanying notes to financial statements.
24

Statement of Changes in Net Assets

	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 1,609,219	$ 1,652,973
Net realized gain (loss) from investments and foreign currency	37,056,462	27,295,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,494,315	19,261,382
Net increase (decrease) in net assets from operations	40,159,996	48,209,776
Distributions to Shareholders
From net investment income:
Class A Shares	(46,795)	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(90,816)	—
Class I Shares	(992,133)	—
Decrease in net assets from distributions to shareholders	(1,129,744)	—
Fund Share Transactions
Proceeds from sale of shares	189,908,448	111,527,049
Proceeds from shares issued to shareholders due to reinvestment of distributions	940,097	—
	190,848,545	111,527,049
Cost of shares redeemed	(106,083,200)	(206,891,005)
Net increase (decrease) in net assets from Fund share transactions	84,765,345	(95,363,956)
Net increase (decrease) in net assets	123,795,597	(47,154,180)
Net assets at the beginning of period	367,224,970	414,379,150
Net assets at the end of period	$ 491,020,567	$ 367,224,970
Undistributed (Over-distribution of) net investment income at the end of period	$ 2,263,415	$ 959,159
See accompanying notes to financial statements.
25

Financial Highlights
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2018	$43.68	$ 0.09	$ 4.70	$ 4.79	$(0.04)	$ —	$(0.04)	$48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
Class C (04/09)
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
Class R3 (04/09)
2018	43.16	(0.03)	4.65	4.62	—	—	—	47.78
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
Class R6 (06/16)
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(e)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
26

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.98%	$ 55,476	1.18%	0.14%	1.13%	0.19%	81%
16.11	51,018	1.26	0.03	1.14	0.16	318
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414
15.21	69,253	1.52	(0.04)	1.42	0.07	326

10.14	23,861	1.93	(0.59)	1.88	(0.54)	81
15.28	17,131	2.00	(0.56)	1.89	(0.45)	318
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414
14.33	9,723	2.28	(0.65)	2.17	(0.54)	326

10.70	1,108	1.43	(0.12)	1.38	(0.07)	81
15.83	1,119	1.49	0.05	1.39	0.15	318
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414
14.85	181	1.79	(0.97)	1.67	(0.85)	326

11.36	33,524	0.84	0.49	0.79	0.54	81
16.56	30,400	0.88	0.60	0.77	0.71	318
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

11.25	377,051	0.93	0.39	0.88	0.44	81
16.43	267,558	0.99	0.49	0.89	0.60	318
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414
15.48	115,789	1.27	0.08	1.17	0.19	326
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
See accompanying notes to financial statements.
27

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen International Growth Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2018 (the "current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
28

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
29

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
30

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$138,047,073	$334,948,345**	$ 1***	$472,995,419
Short-Term Investments:
Repurchase Agreements	—	16,256,254	—	16,256,254
Total	$138,047,073	$351,204,599	$ 1	$489,251,673

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$ —	$(23,997,247)	$23,997,247	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in
31

Notes to Financial Statements (continued)
foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$ 79,386,264	16.2%
United Kingdom	70,005,025	14.2
China	62,428,450	12.7
France	33,677,804	6.9
Germany	28,976,039	5.9
Canada	25,897,294	5.3
Spain	19,936,827	4.1
Israel	16,313,705	3.3
Australia	14,791,311	3.0
India	12,787,016	2.6
Ireland	11,669,302	2.4
Other	88,299,714	17.9
Total non-U.S. securities	$464,168,751	94.5%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$16,256,254	$ (16,256,254)	$ —
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
32

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
The Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/18		Year Ended 7/31/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	396,460	$ 19,295,967	250,917	$ 9,462,828
Class C	205,562	9,483,520	63,767	2,428,733
Class R3	3,726	174,862	6,897	257,816
Class R6	141,308	7,182,305	413	16,784
Class I	3,142,016	153,771,794	2,635,521	99,360,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	935	45,147	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	1,862	90,816	—	—
Class I	16,515	804,134	—	—
	3,908,384	190,848,545	2,957,515	111,527,049
Shares redeemed:
Class A	(419,889)	(20,245,514)	(1,797,037)	(65,723,795)
Class C	(96,962)	(4,392,440)	(207,530)	(7,438,061)
Class R3	(6,450)	(301,349)	(7,575)	(298,340)
Class R6	(147,706)	(7,067,989)	(157,210)	(6,334,948)
Class I	(1,516,070)	(74,075,908)	(3,412,731)	(127,095,861)
	(2,187,077)	(106,083,200)	(5,582,083)	(206,891,005)
Net increase (decrease)	1,721,307	$ 84,765,345	(2,624,568)	$ (95,363,956)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $362,757,205 and $285,490,016, respectively.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
33

Notes to Financial Statements (continued)
the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2018.

Tax cost of investments	$434,106,216
Gross unrealized:
Appreciation	$ 78,190,575
Depreciation	(23,045,118)
Net unrealized appreciation (depreciation) of investments	$ 55,145,457
Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies and tax equalization, resulted in reclassifications among the Fund's components of net assets as of July 31, 2018, the Fund's tax year end, as follows:

Capital paid-in	$ 468,367
Undistributed (Over-distribution of) net investment income	824,781
Accumulated net realized gain (loss)	(1,293,148)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$ 4,121,407
Undistributed net long-term capital gains	13,261,395

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018
Distributions from net ordinary income[1]	$1,129,744
Distributions from net long-term capital gains	—

2017
Distributions from net ordinary income[1]	$ —
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Fund's tax year ended July 31, 2018, International Growth utilized $22,527,496 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
34

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $2.5 billion	0.4500
For the next $2.5 billion	0.4375
For net assets over $10 billion	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2018, the complex-level fee rate for the Fund was 0.1752%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to July 31, 2020 only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$219,929
Paid to financial intermediaries (Unaudited)	194,010
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$72,835
35

Notes to Financial Statements (continued)
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$46,584
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$955
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
36

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen International Growth Fund paid qualifying foreign taxes of $815,160 and earned $6,485,979 of foreign source income during the fiscal year ended July 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, Nuveen International Growth Fund hereby designates $0.08 per share as foreign taxes paid and $0.64 per share as income earned from foreign sources for the fiscal year ended July 31, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of QDI	100.0%
% of DRD	0.0%
Long-Term Capital Gain Distributions: The Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2018:

Long-Term Capital Gain Dividends	$468,367
Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
37

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
38

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen funds and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.
39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
40

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and five-year periods and second quartile in the three-year period. The Fund also outperformed its benchmark during these periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the average of its Peer Group.
Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes
41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to such other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously
42

recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and permanent expense caps applicable to the Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
43

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
45

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
47

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166
48

(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
49

Notes
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-IGF-0718P600797-INV-Y-09/19

Mutual Funds
31 July
2018
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.
The increase in market turbulence this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. Downside risks for some emerging markets have increased. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and rising populism around the world, remain on the horizon.
Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. Fiscal stimulus, an easing regulatory environment and robust consumer spending recently helped boost the U.S. economy’s momentum. Growth estimates for Europe, the U.K. and Japan pointed to a rebound in their economies during the second quarter. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.
Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2018

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Steven M. Larson, CFA and Adam J. Kuhlmann.
The Nuveen Winslow Large-Cap Growth Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.
The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, and Patrick M. Burton, CFA.
Here they discuss U.S. economy, domestic and global markets, their management strategies and the performance of the Funds during the abbreviated annual reporting period and the twelve-month reporting period ended July 31, 2018 for Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth Fund, respectively.
What factors affected the U.S. economy, domestic and global markets during the abbreviated annual reporting period and twelve-month reporting period ended July 31, 2018?
After maintaining a moderate pace of growth for most of the twelve-month reporting period, the U.S. economy accelerated in the second quarter of 2018. In the April to June period, economic stimulus from tax cuts and deregulation helped lift the economy to its fastest pace since 2014. The “second” estimate by the Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew at an annualized rate of 4.2% in the second quarter, up from 2.2% in the first quarter, 2.3% in the fourth quarter of 2017 and 2.8% in the third quarter of 2017. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and, in the second quarter, tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in July 2018 from 4.3% in July 2017 and job gains averaged around 200,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 2.9% over the twelve-month reporting period ended July 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory continued to drive home prices higher. Although mortgage rates have started to nudge higher, they remained relatively low by historical standards. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, rose 6.2% in June 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over- year increases of 6.0% and 6.3%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018, was the seventh rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting, indicating its confidence in the economy’s health. In line with expectations, the Fed left rates unchanged at its July meeting and continued to signal another increase in September. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.
Geopolitical news remained a prominent market driver. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although the U.S. and the Europe Union announced in July they would refrain from further tariffs while they negotiate trade terms. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, but political instability in the U.K. in July has clouded the outlook. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump withdrew from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details.
The global equity market environment for 2018 can best be characterized as market consolidation after a strong year as investors assimilate good individual company reports offset by tempering economic data, U.S. Dollar appreciation and rising fears of trade wars around the globe. China continues on a gradual deceleration path and emerging market (EM) equities performed poorly during the reporting period. European economic data began to show signs of potential economic slowing, although wage growth and employment are still healthy. Japan continues to benefit from broad economic stimulus efforts with wage growth and employment gains. Non-U.S. small companies, as characterized by the MSCI World ex USA Small Cap Index, provided a double-digit return during the reporting period. The U.S. equity markets have been positive during the reporting period driven by global economic growth, U.S. tax reform and strong corporate earnings. With equity valuations for the major indexes near long-term averages, the key for stock returns has been earnings growth during this reporting period. As a result, growth equity returns have dominated with the Russell 1000® Growth Index increasing 22.8% versus 16.2% for the S&P 500® and 9.5% for the Russell 1000® Value Index.
Nuveen Winslow International Small Cap Fund
How did the Fund perform during the abbreviated annual reporting period ended July 31, 2018?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Small Cap Fund from its inception period on December 18, 2017 through the reporting period ended July 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the abbreviated since inception reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index and the Lipper classification Average.
What strategies were used to manage the Fund during the abbreviated annual reporting period ended July 31, 2018 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World Ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The index currently is rebalanced semi-annually in May and November of each year. On May 31, 2018, the capitalization range of companies in the index was $12.2 million to $9.8 billion. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
6

We apply an optimal blend of research within a disciplined investment process to add primarily via stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
The period since the Fund’s inception can be characterized as increasing caution in the non-U.S. equity markets as economic data across developed markets comes off from multi-year highs in the previous year. As a result, non-U.S. equity markets produced positive results locally, slightly offset by currency effects due the strong U.S. Dollar. Overall, the Fund benefited from good stock selection across regions, countries and sectors, but allocation across countries and sectors detracted during the reporting period. Specifically, the Fund has been slightly underweight the U.K., that rallied in the first half of 2018 after a difficult 2017. In addition, slight overweight positions in Hong Kong and Singapore detracted as investors assimilate the potential magnitude of the Chinese economic slowing. The Fund benefited from stock selection within Canadian materials and European consumer staples and selection was more challenged in Japanese materials during the abbreviated reporting period.
Several individual positions contributed to performance. Materials sector holdings, Kirkland Lake Gold LTD, a high grade Canadian gold miner with production in both Canada and Australia, was the top individual contributor during the reporting period. It reported strong earnings results that reflected increased gold production and lower costs. Additionally, exploration updates across multiple locations exceeded expectations in terms of quality and quantity of gold deposits. Industrials holding Nolato AB, the Swedish provider of specialty polymer products sold to medical, industrial and telecommunications industries, also performed well during the reporting period. The company reported strong revenue and profit growth driven by vaporizer heating devices within its integrated solutions segment, as well as strong organic volume growth in the industrial solutions segment, which includes the automotive and hygiene businesses. Lastly, consumer staples holding, Royal Unibrew A/S, a leading European-branded beverage company based in Denmark, also delivered strong earnings and performance during the reporting period. The company raised full year guidance for revenue and operating profit, supported by good spring weather conditions in northern Europe, faster than expected integration of a recent acquisition and favorable regulatory changes enabling the sale of ready-to-drink alcoholic beverages at grocery stores.
Several individual holdings detracted from performance, including consumer discretionary holding, Benetau SA, which is a French boat manufacturer with operations in both Europe and the U.S. The company’s future sales projections became more uncertain during the reporting period due to announced tariffs on boats coming to and from the U.S., Europe and Canada. Given the transportation logistics and costs of boat production, only a small portion of their sales are cross borders. We believe the company has the ability to manage the new tariff regimes with minimal impact on future earnings. Information technology holding, Tower Semiconductor LTD, an Israeli-based semiconductor foundry company specializing in analog technologies reported in-line 4Q earnings results in February 2018, however, first quarter 2018 revenue guidance was meaningfully below consensus expectations. We sold the position in Tower Semiconductor due to the deteriorated outlook in end market growth and revenue guidance that was weaker than peers. Lastly, material holding Taiheiyo Cement Corporation, a Japanese cement producer with operations in Japan and the U.S. west coast, detracted from performance. Earnings estimates were downgraded slightly during the reporting period as the company attempted to pass on higher raw material prices with Japanese price hikes, while U.S. operations are growing well. We expect the company to benefit from their relative exposure to the Kanto region, driven by urban redevelopment projects and the 2020 Tokyo Olympics-related demand in the second half of 2018.
Nuveen Winslow Large-Cap Growth Fund
7

Portfolio Managers’ Comments (continued)
How did the Fund perform during the twelve-month reporting period ended July 31, 2018?
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Nuveen Winslow Large-Cap Growth Fund for the one-year, five-year and since inception periods ended July 31, 2018. Comparative performance information is provided for the Fund’s Class A Shares at NAV. The Winslow Large-Cap Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2018 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.
Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the sub-adviser.
Strong performance for the reporting period stemmed from nearly every sector contributing positively to relative performance. Stock selection in the information technology and health care sectors were the most meaningful components of performance.
The underweighting of the consumer staples sector was also a contributor to relative performance. Our decision to overweight or underweight a sector is driven by stock-specific analysis. Therefore, while we remain void the consumer staples sector, our absence stems from our observation of individual stocks in the consumer staples category having secular challenges, uninspiring valuations or both.
Several individual positions contributed to performance, including information technology holding Salesforce.com, Inc., which has been a pioneer in the software-as-a-service model and is benefiting from the best IT spending environment in the past 15 years. The company continues to beat expectations with impressive results across all geographies and business segments. Salesforce.com continues to be one of our largest active positions. Health care holding Abiomed, Inc., another pioneering innovator in cardiac med-tech with one of the strongest growth profiles in the industry. The stock had significantly increased since our purchase and was sold on valuation. Lastly, information technology holding, Splunk Inc. provides software for machine-generated data analytics. The stock was sold based off of Winslow Capital 2019 estimates and sold on excess valuation.
Several individual positions detracted from performance. Expedia Group, Inc.’s new management team launched a significant new spending program in order to accelerate growth and drive operating efficiencies. Expedia will benefit from increased global travel and the continued shift to mobile usage. In the shorter term, these initiatives will reduce cash flow growth. We believe the company will be well positioned going forward. Also detracting from performance was telecommunications sector holding Charter Communications, Inc. The company is a large cable and broadband services provider. The position was sold in the second quarter 2018 following disappointing subscriber growth. Lastly, information technology holding Apple, Inc. remains attractively valued, but we prefer other holdings and sold the stock in the first quarter of 2018. We model weaker growth for iPhones than consensus and conclude that the company’s services business to be insufficiently additive to drive strong growth.
8

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large-Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.
9

THIS PAGE INTENTIONALLY LEFT BLANK
10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Cumulative Total Returns as of July 31, 2018
	Cumulative
		Since Inception
Class A Shares at NAV		0.85%
Class A Shares at maximum Offering Price		(4.95)%
MSCI World ex USA Small Cap Index		1.31%
Lipper International Small/Mid-Cap Classification Average		1.59%
Class C Shares		0.35%
Class R6 Shares		1.00%
Class I Shares		1.00%
Cumulative Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Cumulative
		Since Inception
Class A Shares at NAV		0.60%
Class A Shares at maximum Offering Price		(5.18)%
Class C Shares		0.15%
Class R6 Shares		0.70%
Class I Shares		0.70%
Since inception returns for Class A, C, R6 and I Shares, and for the comparative index and Lipper classification average, are from 12/18/17. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.78%	2.53%	1.35%	1.53%
Net Expense Ratios	1.24%	1.99%	0.81%	0.99%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense
12

limitation. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
13

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2018
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	25.97%	15.53%	16.48%
Class A Shares at maximum Offering Price	18.73%	14.17%	15.74%
Russell 1000® Growth Index	22.84%	15.83%	17.53%
Lipper Large-Cap Growth Funds Classification Average	21.59%	14.61%	16.07%
Class C Shares	25.01%	14.67%	15.61%
Class R3 Shares	25.62%	15.23%	16.19%
Class R6 Shares	26.50%	16.00%	16.72%
Class I Shares	26.27%	15.82%	16.77%
Average Annual Total Returns as of June 30, 2018 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	27.35%	16.20%	16.37%
Class A Shares at maximum Offering Price	20.03%	14.84%	15.62%
Class C Shares	26.41%	15.34%	15.50%
Class R3 Shares	27.04%	15.91%	16.08%
Class R6 Shares	27.88%	16.67%	16.52%
Class I Shares	27.67%	16.50%	16.66%
Since inception returns for Class A, C, R3, and I Shares, and for the comparative index and Lipper classification average, are from 5/19/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
14

Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.16%	1.91%	1.41%	0.74%	0.91%
Net Expense Ratios	0.98%	1.73%	1.23%	0.57%	0.73%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after July 31, 2020) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2018  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
15

Holding Summaries    as of July 31, 2018
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Repurchase Agreements	7.4%
Other Assets Less Liabilities	(4.6)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Nolato AB	2.4%
Royal Unibrew A/S	2.1%
Kirkland Lake Gold Ltd	2.0%
SSP Group PLC	1.8%
Gaztransport Et Technigaz SA	1.7%
Portfolio Composition (% of net assets)
Machinery	6.5%
Real Estate Management & Development	6.2%
Equity Real Estate Investment Trust	5.0%
Food Products	5.0%
Banks	4.1%
Insurance	4.1%
Industrial Conglomerates	3.9%
Chemicals	3.8%
Electronic Equipment, Instruments & Components	3.8%
Health Care Equipment & Supplies	3.6%
Oil, Gas & Consumable Fuels	3.6%
Beverages	3.4%
Household Durables	3.3%
Professional Services	3.2%
Metals & Mining	3.0%
Trading Companies & Distributors	2.9%
IT Services	2.7%
Pharmaceuticals	2.6%
Specialty Retail	2.5%
Diversified Financial Services	2.4%
Leisure Products	2.3%
Other	19.3%
Repurchase Agreements	7.4%
Other Assets Less Liabilities	(4.6)%
Net Assets	100%
Country Allocation (% of net assets)
Japan	25.0%
United Kingdom	15.4%
Canada	11.2%
United States	7.4%
Germany	5.9%
Sweden	5.1%
France	5.0%
Hong Kong	4.8%
Australia	4.5%
Denmark	3.4%
Other	16.9%
Other Assets Less Liabilities	(4.6)%
Net Assets	100%
16

Nuveen Winslow Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	15.8%
IT Services	13.6%
Internet Software & Services	10.7%
Internet & Direct Marketing Retail	9.7%
Semiconductors & Semiconductor Equipment	6.2%
Aerospace & Defense	4.7%
Health Care Equipment & Supplies	4.0%
Health Care Providers & Services	3.4%
Life Sciences Tools & Services	3.3%
Chemicals	3.1%
Capital Markets	3.0%
Pharmaceuticals	3.0%
Other	18.4%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazon.com Inc.	6.5%
Microsoft Corporation	6.5%
Visa Inc.	4.5%
salesforce.com Inc.	3.6%
UnitedHealth Group Inc.	3.4%
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2018.
The beginning of the period is February 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 960.50	$ 956.60	$ 961.40	$ 961.40
Expenses Incurred During the Period	$ 5.83	$ 9.46	$ 4.77	$ 4.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,019.93	$1,020.08
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 4.91	$ 4.76
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.98%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
18

Nuveen Winslow Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,055.80	$1,051.70	$1,054.50	$1,058.10	$1,057.00
Expenses Incurred During the Period	$ 5.00	$ 8.80	$ 6.27	$ 2.76	$ 3.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.93	$1,016.22	$1,018.70	$1,022.12	$1,021.17
Expenses Incurred During the Period	$ 4.91	$ 8.65	$ 6.16	$ 2.71	$ 3.66
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.54% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth Fund (two of the funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018 (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018), the statements of changes in net assets for each of the two years in the period ended July 31, 2018 (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year then ended (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018), the changes in each of their net assets for each of the two years in the period ended July 31, 2018 (or for Nuveen Winslow International Small Cap Fund, for the period December 18, 2017 (commencement of operations) through July 31, 2018) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 26, 2018
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
20

Nuveen Winslow International Small Cap Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 1.5%
5,450	CAE Inc.	$ 113,537
	Auto Components – 1.1%
1,878	Cie Plastic Omnium SA, (2)	78,600
	Banks – 4.1%
20,000	Fukuoka Financial Group Inc., (2)	109,464
39,227	Israel Discount Bank Ltd, (2)	124,008
2,731	Van Lanschot Kempen NV, (2)	75,269
	Total Banks	308,741
	Beverages – 3.4%
9,059	Britvic PLC, (2)	95,481
1,857	Royal Unibrew A/S, (2)	154,674
	Total Beverages	250,155
	Biotechnology – 1.6%
6,033	Abcam PLC, (2)	116,977
	Building Products – 1.2%
36,095	GWA Group Ltd, (2)	87,753
	Capital Markets – 1.3%
1,558	Euronext NV, (2)	96,695
	Chemicals – 3.8%
8,450	Daicel Corporation, (2)	93,098
13,159	DuluxGroup Ltd, (2)	74,879
24,720	Israel Chemicals Ltd, (2)	118,343
	Total Chemicals	286,320
	Construction Materials – 1.2%
2,800	Taiheiyo Cement Corporation, (2)	88,474
	Distributors – 1.7%
2,450	Paltac Corporation, (2)	129,504
	Diversified Financial Services – 2.4%
17,000	Mitsubishi UFJ Lease & Finance Co Ltd, (2)	103,099
1,800	Zenkoku Hosho Co Ltd, (2)	79,219
	Total Diversified Financial Services	182,318
21

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Diversified Telecommunication Services – 0.9%
23,004	Chorus Ltd, (2)	$ 67,608
	Electric Utilities – 1.0%
44,369	Spark Infrastructure Group, (2)	75,908
	Electronic Equipment, Instruments & Components – 3.8%
7,000	Anritsu Corporation, (2)	100,578
5,481	Halma PLC, (2)	101,110
2,700	Spectris PLC, (2)	82,009
	Total Electronic Equipment, Instruments & Components	283,697
	Equity Real Estate Investment Trust – 5.0%
6,300	Alstria Office AG, REIT, (2)	97,816
3,650	Canadian Apartment Properties REIT	121,634
101	Japan Hotel, REIT Investment Corporation, (2)	74,063
88,500	Mapletree Logistics Trust, (2)	81,961
	Total Equity Real Estate Investment Trust	375,474
	Food & Staples Retailing – 1.1%
2,000	Sundrug Co Ltd, (2)	80,106
	Food Products – 5.0%
3,500	Fuji Oil Holdings Inc., (2)	115,231
3,000	Maple Leaf Foods Inc.	71,837
2,000	S Foods Inc., (2)	78,679
30,000	Vitasoy International Holdings Ltd, (2)	106,895
	Total Food Products	372,642
	Health Care Equipment & Supplies – 3.6%
1,056	DiaSorin SpA, (2)	113,289
8,659	Fisher & Paykel Healthcare Corporation Ltd, (2)	87,438
2,550	Nihon Kohden Corporation, (2)	68,924
	Total Health Care Equipment & Supplies	269,651
	Hotels, Restaurants & Leisure – 1.8%
15,290	SSP Group PLC, (2)	136,820
	Household Durables – 3.3%
4,800	Haseko Corporation, (2)	63,695
1,901	Kaufman & Broad SA, (2)	97,163
5,300	Sumitomo Forestry Co Ltd, (2)	86,548
	Total Household Durables	247,406
	Industrial Conglomerates – 3.9%
2,000	Nolato AB, (2)	179,077
899	Rheinmetall AG, (2)	108,645
	Total Industrial Conglomerates	287,722
22

Shares	Description (1)	Value
	Insurance – 4.1%
16,420	Beazley PLC, (2)	$120,866
2,349	Topdanmark A/S, (2)	100,887
8,320	UNIQA Insurance Group AG, (2)	83,195
	Total Insurance	304,948
	Internet Software & Services – 1.3%
1,522	Rightmove PLC, (2)	97,235
	IT Services – 2.7%
2,300	DTS Corporation, (2)	87,502
5,100	Nihon Unisys Ltd, (2)	117,722
	Total IT Services	205,224
	Leisure Products – 2.3%
4,175	Beneteau SA, (2)	68,407
4,300	Thule Group AB, (2)	100,487
	Leisure Products	168,894
	Machinery – 6.5%
1,700	Daifuku Co Limited, (2)	74,917
84	Georg Fischer AG, (2)	108,381
3,052	Jungheinrich AG, (2)	112,327
645	Kardex AG, (2), (3)	99,058
977	Spirax-Sarco Engineering PLC, (2)	89,001
	Total Machinery	483,684
	Marine – 1.1%
10,000	Seaspan Corporation	85,800
	Metals & Mining – 3.0%
6,650	Kirkland Lake Gold Ltd	145,335
34,000	Nippon Light Metal Holdings Co Ltd, (2)	76,808
	Total Metals & Mining	222,143
	Multiline Retail – 1.2%
2,560	Dollarama Inc.	92,493
	Oil, Gas & Consumable Fuels – 3.6%
1,986	Gaztransport Et Technigaz SA, (2)	130,015
26,701	Saras SpA, (2)	63,928
11,100	Whitecap Resources Inc.	73,298
	Total Oil, Gas & Consumable Fuels	267,241
	Pharmaceuticals – 2.6%
2,952	Dechra Pharmaceuticals PLC, (2)	115,602
2,067	Recordati SpA, (2)	77,033
	Total Pharmaceuticals	192,635
23

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Professional Services – 3.2%
4,800	Nihon M&A Center Inc., (2)	$128,088
4,950	Persol Holdings Co Ltd, (2)	107,901
	Total Professional Services	235,989
	Real Estate Management & Development – 6.2%
5,776	Castellum AB, (2)	104,188
144,500	K Wah International Holdings Ltd, (2)	83,752
7,963	Savills PLC, (2)	92,552
5,274	TAG Immobilien AG, (2)	119,219
11,900	UOL Group Ltd, (2)	62,833
	Total Real Estate Management & Development	462,544
	Software – 1.3%
6,571	Altium Ltd, (2)	99,858
	Specialty Retail – 2.5%
23,000	Luk Fook Holdings International Ltd, (2)	81,830
4,130	WH Smith PLC, (2)	104,275
	Total Specialty Retail	186,105
	Trading Companies & Distributors – 2.9%
4,200	Russel Metals Inc.	89,499
2,500	Toromont Industries Ltd	128,358
	Total Trading Companies & Distributors	217,857

	Total Long-Term Investments (cost $7,293,600)	7,258,758

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.4%
	REPURCHASE AGREEMENTS – 7.4%
$ 552	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $552,076, collateralized by $565,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $563,588	0.900%	8/01/18	$ 552,062
	Total Short-Term Investments (cost $552,062)			552,062
	Total Investments (cost $7,845,662) – 104.6%			7,810,820
	Other Assets Less Liabilities – (4.6)%			(340,426)
	Net Assets – 100%			$ 7,470,394
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
24

Nuveen Winslow Large-Cap Growth Fund
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 4.7%
29,550	Boeing Co/The	$10,528,665
40,900	Northrop Grumman Corporation	12,290,041
53,600	Raytheon Co	10,614,408
	Total Aerospace & Defense	33,433,114
	Automobiles – 1.5%
79,450	Ferrari NV	10,536,659
	Banks – 1.9%
114,700	JPMorgan Chase & Co.	13,184,765
	Capital Markets – 3.0%
158,900	Intercontinental Exchange Inc.	11,744,299
57,400	Moody's Corporation	9,822,288
	Total Capital Markets	21,566,587
	Chemicals – 3.1%
71,700	Praxair Inc.	12,009,750
21,910	Sherwin-Williams Co/The	9,656,394
	Total Chemicals	21,666,144
	Equity Real Estate Investment Trust – 1.9%
90,700	American Tower Corporation, REIT	13,445,368
	Health Care Equipment & Supplies – 4.0%
15,650	Align Technology Inc., (2)	5,581,573
92,200	Baxter International Inc.	6,679,890
30,450	Becton Dickinson and Company	7,623,766
59,855	Edwards Lifesciences Corporation, (2)	8,526,345
	Total Health Care Equipment & Supplies	28,411,574
	Health Care Providers & Services – 3.4%
95,500	UnitedHealth Group Inc.	24,182,510
	Health Care Technology – 0.7%
62,700	Veeva Systems Inc., (2)	4,742,001
	Hotels, Restaurants & Leisure – 2.2%
122,700	Hilton Worldwide Holdings Inc.	9,651,582
36,200	Wynn Resorts Ltd	6,037,436
	Total Hotels, Restaurants & Leisure	15,689,018
25

Nuveen Winslow Large-Cap Growth Fund (continued)
Portfolio of Investments    July 31, 2018
Shares	Description (1)	Value
	Industrial Conglomerates – 1.7%
73,500	Honeywell International Inc.	$ 11,734,275
	Internet & Direct Marketing Retail – 9.7%
25,870	Amazon.com Inc., (2)	45,982,373
3,520	Booking Holdings Inc., (2)	7,141,094
55,670	Expedia Group Inc.	7,450,873
24,700	Netflix Inc., (2)	8,335,015
	Total Internet & Direct Marketing Retail	68,909,355
	Internet Software & Services – 10.7%
95,700	Alibaba Group Holding Limited, Sponsored ADR, (2)	17,917,911
16,490	Alphabet Inc., (2)	20,072,618
16,360	Alphabet Inc., (2)	20,077,319
149,100	GoDaddy Inc., (2)	10,976,742
19,400	MercadoLibre Inc.	6,652,454
	Total Internet Software & Services	75,697,044
	IT Services – 13.6%
74,800	Automatic Data Processing Inc.	10,097,252
67,550	Fidelity National Information Services Inc.	6,966,431
115,800	Fiserv Inc., (2)	8,740,584
89,800	Mastercard Inc.	17,780,400
252,800	Pagseguro Digital Ltd, (2)	6,805,376
169,200	PayPal Holdings Inc., (2)	13,898,088
233,300	Visa Inc.	31,901,442
	Total IT Services	96,189,573
	Life Sciences Tools & Services – 3.3%
32,500	Illumina Inc., (2)	10,541,700
54,900	Thermo Fisher Scientific Inc.	12,875,697
	Total Life Sciences Tools & Services	23,417,397
	Machinery – 1.2%
105,750	Fortive Corporation	8,679,960
	Pharmaceuticals – 3.0%
205,600	Bristol-Myers Squibb Co	12,079,000
103,400	Zoetis Inc.	8,942,032
	Total Pharmaceuticals	21,021,032
	Professional Services – 1.1%
18,370	CoStar Group Inc., (2)	7,639,165
	Road & Rail – 1.9%
90,300	Union Pacific Corporation	13,535,067
	Semiconductors & Semiconductor Equipment – 6.2%
204,600	Applied Materials Inc.	9,949,698
26

Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment (continued)
63,500	ASML Holding NV	$13,589,000
50,100	NVIDIA Corporation, (2)	12,267,486
111,500	Xilinx Inc.	8,035,805
	Total Semiconductors & Semiconductor Equipment	43,841,989
	Software – 15.8%
73,850	Adobe Systems Inc., (2)	18,069,618
104,600	Electronic Arts Inc., (2)	13,467,250
45,250	Intuit Inc.	9,241,860
432,100	Microsoft Corporation	45,837,168
184,000	salesforce.com Inc., (2)	25,235,600
	Total Software	111,851,496
	Specialty Retail – 2.1%
150,600	Lowe's Cos Inc.	14,960,604
	Textiles, Apparel & Luxury Goods – 2.2%
207,500	Nike Inc., Class B	15,958,825

	Total Long-Term Investments (cost $418,281,650)	700,293,522

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.5%
	REPURCHASE AGREEMENTS – 1.5%
$ 10,422	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/18, repurchase price $10,421,874, collateralized by $10,660,000 U.S. Treasury Notes, 2.875%, due 7/31/25, value $10,633,350	0.900%	8/01/18	$ 10,421,613
	Total Short-Term Investments (cost $10,421,613)			10,421,613
	Total Investments (cost $428,703,263) – 100.4%			710,715,135
	Other Assets Less Liabilities – (0.4)%			(3,096,406)
	Net Assets – 100%			$ 707,618,729
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
27

Statement of Assets and Liabilities
July 31, 2018
	Winslow International Small Cap	Winslow Large-Cap Growth
Assets
Long-term investments, at value (cost $7,293,600 and $418,281,650, respectively)	$7,258,758	$700,293,522
Short-term investments, at value (cost approximates value)	552,062	10,421,613
Cash denominated in foreign currencies (cost $7 and $—, respectively)	7	—
Receivable for:
Dividends	2,916	136,211
Interest	14	261
Investments sold	—	14,681,267
From Adviser	34,279	—
Reclaims	3,374	—
Shares sold	1,066	1,046,386
Other assets	29,109	112,342
Total assets	7,881,585	726,691,602
Liabilities
Payable for:
Investments purchased	357,746	18,121,555
Shares redeemed	—	155,150
Accrued expenses:
Custodian fees	21,366	37,962
Management fees	—	282,175
Professional fees	27,298	35,282
Shareholder reporting expenses	4,227	39,918
Shareholder servicing agent fees	175	317,224
Trustees fees	55	77,903
12b-1 distribution and service fees	70	5,176
Other	254	528
Total liabilities	411,191	19,072,873
Net assets	$7,470,394	$707,618,729
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth
Class A Shares
Net assets	$ 233,922	$ 17,709,331
Shares outstanding	11,599	410,380
Net asset value ("NAV") per share	$ 20.17	$ 43.15
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 21.40	$ 45.78
Class C Shares
Net assets	$ 25,089	$ 1,460,176
Shares outstanding	1,250	37,944
NAV and offering price per share	$ 20.07	$ 38.48
Class R3 Shares
Net assets	$ —	$ 510,466
Shares outstanding	—	12,267
NAV and offering price per share	$ —	$ 41.61
Class R6 Shares
Net assets	$2,076,130	$ 81,124,786
Shares outstanding	102,796	1,802,781
NAV and offering price per share	$ 20.20	$ 45.00
Class I Shares
Net assets	$5,135,253	$606,813,970
Shares outstanding	254,263	13,645,511
NAV and offering price per share	$ 20.20	$ 44.47
Net assets consist of:
Capital paid-in	$7,550,539	$347,948,037
Undistributed (Over-distribution of) net investment income	56,265	—
Accumulated net realized gain (loss)	(101,653)	77,658,820
Net unrealized appreciation (depreciation)	(34,757)	282,011,872
Net assets	$7,470,394	$707,618,729
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
29

Statement of Operations
Year Ended July 31, 2018
	Winslow International Small Cap*	Winslow Large-Cap Growth
Investment Income
Dividends	$ 96,397	$ 4,691,412
Foreign tax withheld on dividend income	(10,431)	(23,507)
Total investment income	85,966	4,667,905
Expenses
Management fees	26,914	4,392,535
12b-1 service fees - Class A Shares	254	39,027
12b-1 distibution and service fees - Class C Shares	157	13,777
12b-1 distibution and service fees - Class R3 Shares	—	2,517
Shareholder servicing agent fees	506	1,038,440
Custodian fees	31,923	83,466
Trustees fees	94	19,855
Professional fees	46,735	64,248
Shareholder reporting expenses	4,940	69,140
Federal and state registration fees	21,722	84,305
Other	3,473	23,648
Total expenses before fee waiver/expense reimbursement	136,718	5,830,958
Fee waiver/expense reimbursement	(106,675)	(1,251,229)
Net expenses	30,043	4,579,729
Net investment income (loss)	55,923	88,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(101,441)	115,821,324
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,757)	30,033,769
Net realized and unrealized gain (loss)	(136,198)	145,855,093
Net increase (decrease) in net assets from operations	$ (80,275)	$145,943,269

*	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
See accompanying notes to financial statements.
30

Statement of Changes in Net Assets
	Winslow International Small Cap	Winslow Large-Cap Growth
	Year Ended* 7/31/18	Year Ended 7/31/18	Year Ended 7/31/17
Operations
Net investment income (loss)	$ 55,923	$ 88,176	$ 936,413
Net realized gain (loss) from investments and foreign currency	(101,441)	115,821,324	86,687,410
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,757)	30,033,769	25,007,693
Net increase (decrease) in net assets from operations	(80,275)	145,943,269	112,631,516
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—
Class C Shares	—	—	—
Class R3 Shares	—	—	—
Class R6 Shares	—	(153,002)	(48,508)
Class I Shares	—	(1,176,727)	(531,719)
From accumulated net realized gains:
Class A Shares	—	(2,312,574)	(2,488,210)
Class C Shares	—	(237,366)	(258,926)
Class R3 Shares	—	(84,926)	(319,882)
Class R6 Shares	—	(10,616,132)	(8,173,339)
Class I Shares	—	(80,110,016)	(89,429,318)
Decrease in net assets from distributions to shareholders	—	(94,690,743)	(101,249,902)
Fund Share Transactions
Proceeds from sale of shares	7,563,485	123,454,716	137,250,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	92,368,372	99,272,987
	7,563,485	215,823,088	236,523,200
Cost of shares redeemed	(12,816)	(227,072,929)	(361,543,189)
Net increase (decrease) in net assets from Fund share transactions	7,550,669	(11,249,841)	(125,019,989)
Net increase (decrease) in net assets	7,470,394	40,002,685	(113,638,375)
Net assets at the beginning of period	—	667,616,044	781,254,419
Net assets at the end of period	$7,470,394	$ 707,618,729	$ 667,616,044
Undistributed (Over-distribution of) net investment income at the end of period	$ 56,265	$ —	$ 803,604

*	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
See accompanying notes to financial statements.
31

Financial Highlights
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2018(e)	$20.00	$0.23	$(0.06)	$0.17	$ —	$ —	$ —	$20.17
Class C (12/17)
2018(e)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2018(e)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2018(e)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.85%	$ 234	4.49%*	(1.47)%*	1.20%*	1.82%*	44%

0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
33

Financial Highlights (continued)
Winslow Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2018	$40.73	$(0.10)	$ 9.57	$ 9.47	$ —	$(7.05)	$(7.05)	$43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
Class C (05/09)
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
Class R3 (05/09)
2018	39.60	(0.20)	9.26	9.06	—	(7.05)	(7.05)	41.61
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
Class R6 (03/13)
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	—*	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
Class I (05/09)
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	—*	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

25.97%	$ 17,709	1.18%	(0.44)%	0.98%	(0.24)%	56%
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88
18.11	30,763	1.16	(0.38)	1.01	(0.24)	64
18.64	30,506	1.15	(0.41)	1.03	(0.29)	69

25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88
17.22	2,222	1.90	(1.13)	1.76	(0.99)	64
17.74	2,052	1.90	(1.14)	1.78	(1.02)	69

25.62	510	1.43	(0.69)	1.23	(0.49)	56
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88
17.79	2,626	1.40	(0.64)	1.26	(0.49)	64
18.33	2,216	1.39	(0.61)	1.28	(0.51)	69

26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88
18.59	53,851	0.74	0.02	0.59	0.17	64
19.07	31,940	0.74	0.02	0.66	0.10	69

26.27	606,814	0.93	(0.19)	0.73	—**	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88
18.39	1,090,885	0.91	(0.14)	0.76	0.01	64
18.94	1,175,078	0.90	(0.13)	0.78	(0.01)	69

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Rounds to less than 0.01%.
See accompanying notes to financial statements.
35

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth Fund ("Winslow Large-Cap Growth") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2018, and the period covered by these Notes to Financial Statements for Winslow Large-Cap Growth is the fiscal year ended July 31, 2018 and the current fiscal period for Winslow International Small Cap is the period December 18, 2017 (commencement of operations) through July 31, 2018 (the "current fiscal period").
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide long-term capital appreciation.
The Funds' most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
36

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market
37

Notes to Financial Statements (continued)
data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$921,791	$6,336,967**	$ —	$7,258,758
Short-Term Investments:
Repurchase Agreements	—	552,062	—	552,062
Total	$921,791	$6,889,029	$ —	$7,810,820

38

Winslow Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$700,293,522	$ —	$ —	$700,293,522
Short-Term Investments:
Repurchase Agreements	—	10,421,613	—	10,421,613
Total	$700,293,522	$10,421,613	$ —	$710,715,135

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
39

Notes to Financial Statements (continued)
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$1,863,620	25.0%
United Kingdom	1,151,928	15.4
Canada	835,991	11.2
Germany	438,007	5.9
Sweden	383,752	5.1
France	374,185	5.0
Hong Kong	358,277	4.8
Australia	338,398	4.5
Denmark	255,561	3.4
Other	1,259,039	16.9
Total non-U.S. securities	$7,258,758	97.2%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow International Small Cap	Fixed Income Clearing Corporation	$ 552,062	$ (552,062)	$ —
Winslow Large-Cap Growth	Fixed Income Clearing Corporation	$10,421,613	$(10,421,613)	$ —
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty
40

credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/18*
Winslow International Small Cap	Shares	Amount
Shares sold:
Class A	12,234	$ 253,504
Class C	1,250	25,000
Class R6	102,796	2,056,037
Class I	254,263	5,228,944
	370,543	7,563,485
Shares redeemed:
Class A	(635)	(12,816)
Class C	—	—
Class R6	—	—
Class I	—	—
	(635)	(12,816)
Net increase (decrease)	369,908	$7,550,669

*	For the period December 18, 2017 (commencement of operations) through July 31, 2018.

	Year Ended 7/31/18		Year Ended 7/31/17
Winslow Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	169,431	$ 6,849,319	92,618	$ 3,341,591
Class C	12,026	458,348	2,503	90,851
Class R3	260	10,388	3,792	139,599
Class R6	396,215	17,193,332	425,408	17,004,063
Class I	2,341,782	98,943,329	3,007,303	116,674,109
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,014	672,828	36,845	1,243,511
Class C	7,032	235,302	8,270	256,622
Class R3	2,354	84,926	9,732	319,882
Class R6	275,488	10,724,273	236,000	8,221,847
Class I	2,093,856	80,651,043	2,580,541	89,231,125
	5,316,458	215,823,088	6,403,012	236,523,200
Shares redeemed:
Class A	(207,342)	(8,561,580)	(224,785)	(8,556,216)
Class C	(22,887)	(851,571)	(18,492)	(645,632)
Class R3	(2,305)	(92,121)	(59,609)	(2,238,333)
Class R6	(366,358)	(15,598,592)	(349,879)	(13,670,798)
Class I	(4,797,726)	(201,969,065)	(8,881,325)	(336,432,210)
	(5,396,618)	(227,072,929)	(9,534,090)	(361,543,189)
Net increase (decrease)	(80,160)	$ (11,249,841)	(3,131,078)	$(125,019,989)
41

Notes to Financial Statements (continued)
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Purchases	$8,742,656	$357,170,812
Sales	1,347,404	464,432,886
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2018:
	Winslow International Small Cap	Winslow Large-Cap Growth
Tax cost of investments	$7,850,414	$430,647,763
Gross unrealized:
Appreciation	$ 323,356	$285,033,133
Depreciation	(362,950)	(4,965,761)
Net unrealized appreciation (depreciation) of investments	$ (39,594)	$280,067,372
Permanent differences, primarily due to tax equalization, distribution reallocations, federal taxes paid, foreign currency transactions and nondeductible stock issuance costs, resulted in reclassifications among the Funds' components of net assets as of July 31, 2018, the Funds' tax year end, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Capital paid-in	$(130)	$ 7,529,027
Undistributed (Over-distribution of) net investment income	342	437,949
Accumulated net realized gain (loss)	(212)	(7,966,976)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2018, the Funds' tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Undistributed net ordinary income[1]	$58,714	$ 2,923,448
Undistributed net long-term capital gains	—	76,679,872

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2018 and July 31, 2017 was designated for purposes of the dividends paid deduction as follows:
42

2018	Winslow International Small Cap	Winslow Large-Cap Growth
Distributions from net ordinary income[1]	$ —	$15,603,441
Distributions from net long-term capital gains	—	79,087,302

2017	Winslow International Small Cap	Winslow Large-Cap Growth
Distributions from net ordinary income[1]	$ —	$ 5,650,422
Distributions from net long-term capital gains	—	95,599,480

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2018, the Funds’ tax year end, Winslow International Small Cap had $99,350 of unused short-term capital losses carrying forward available for federal income tax purposesto be applied against future capital gains, if any. The capital losses are not subject to expiration.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
43

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2018, the complex-level fee rate for each Fund was 0.1588%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2020	1.00%
Winslow Large-Cap Growth	0.77%	July 31, 2020	1.25%
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Sales charges collected (Unaudited)	$1,280,746	$19,231
Paid to financial intermediaries (Unaudited)	1,138,613	16,962
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
Commission advances (Unaudited)	$ —	$4,023
44

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
12b-1 fees retained (Unaudited)	$149	$1,161
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth
CDSC retained (Unaudited)	$ —	$306
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
45

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
Nuveen Funds
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Winslow International Small Cap Fund paid qualifying foreign taxes of $10,159 and earned $95,402 of foreign source income, during the fiscal year ended July 31, 2018. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Winslow International Small Cap Fund hereby designates $0.03 per share as foreign taxes paid and $0.26 per share as income earned from foreign sources, for the fiscal year ended July 31, 2018. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Winslow Large-Cap Growth
% of QDI	31.3%
% of DRD	31.5%
Long-Term Capital Gain Distributions: The following Fund hereby designates as a long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2018:
Winslow Large-Cap Growth
Long-term capital gain dividends	$86,616,329
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
46

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
48

Annual Investment Management Agreement Approval Process
(Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of Nuveen Investment Trust II, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen Winslow Large-Cap Growth Fund is set forth in Part I below. The advisory arrangements for the Nuveen Winslow International Small Cap Fund have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the Nuveen Winslow International Small Cap Fund is set forth in Part II below.
I. Nuveen Winslow Large-Cap Growth Fund
At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board, including the Independent Board Members, approved, for the Nuveen Winslow Large-Cap Growth Fund (for purposes of this Part I, the “Fund”), the renewal of the management agreement (for purposes of this Part I, the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (for purposes of this Part I, the “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. For purposes of this Part I, the Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of the Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.
In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:
•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;
•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;
•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;
•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and
•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.
In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.
The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.
50

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
With respect to the Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period, third quartile in the three-year period and second quartile in the five-year period. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members also considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.
The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below its peer average.
Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, investment companies outside the Nuveen family, foreign investment companies offered by Nuveen and collective investment trusts. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. With respect to ETFs, the Board considered the differences in the passive management of Nuveen’s Nushares ETFs compared to the active management of other Nuveen funds which also contributed to differing management fee levels compared to the other Nuveen funds. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.
In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
52

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and permanent expense caps applicable to the Fund), which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).
In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
II. Nuveen Winslow International Small Cap Fund
For purposes of this Part II, the “Fund” is the Nuveen Winslow International Small Cap Fund.
At a meeting held on April 11-12, 2017 (for purposes of this Part II, the “Meeting”), the Board Members were asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) between the Adviser and Winslow
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Capital Management, LLC (the “Sub-Adviser”). For purposes of this Part II, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	the profitability of Nuveen and its affiliates for their advisory activities;
•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;
•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.
With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; managing the relationships with the distribution platforms; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities).
54

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was expected to primarily provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise, as well as the Adviser’s assessment of the investment philosophy and process of the expected portfolio management team.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser. The Independent Board Members also recognized that the Fund would be the successor to the International Fund, LLC (the “Predecessor Fund”), a private fund that was being converted into the Fund, and that the portfolio team managing the Predecessor Fund was expected to be the portfolio management team of the Fund. In considering the experience of the portfolio management team, the Board considered that while at another investment adviser, one portfolio manager had managed the Predecessor Fund since its inception in December 2011 and a co-portfolio manager since 2014 before they joined the Sub-Adviser along with another analyst in March 2016. The Independent Board Members reviewed certain composite performance information relating to the relevant international small cap strategy (which included the Predecessor Fund) for various time periods, including returns for the one-year, three-year, and five-year/since inception periods as of December 31, 2016, and calendar year returns for 2012 through 2016.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed maximum gross management fee and estimated net total expense ratio for the Fund, as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. The Independent Board Members also considered that the proposed maximum gross management fee rate and estimated net total expense ratio for the Fund were each below the respective median for such Lipper category. Further, the Independent Board Members considered the Fund’s proposed sub-advisory fee rate.
In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below), and any applicable fee waivers and expense reimbursements expected to be provided.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.
The Board recognized that the Fund would have an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board has previously reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board has also reviewed information regarding the different types of services expected to be provided to the Fund compared to those provided to these other clients, which typically do not require the same breadth of day-to-day services required for registered funds. Further, the Board has previously considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members have also previously recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds.
The Board also was aware that, since the Fund would have a sub-adviser, its management fee reflected two components, the fee that would be retained by the Adviser for its services and the fee the Adviser would pay to the Sub-Adviser. The Board noted that many of the administrative services that the Adviser was expected to provide to support the Fund may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board has noted that higher fee levels reflect higher levels of service provided by the Fund Adviser, increased investment manage-
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
ment complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees at the Meeting and/or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. At the Meeting and/or at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Additionally, the Independent Board Members noted that the sub-advisory fee for the Fund would be paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. At the Meeting and/or at prior meetings, the Independent Board Members have recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board has also reviewed the results of certain alternative methodologies. The Board has considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members have also served as point persons for the Board to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes.
At the Meeting and/or at prior meetings, the Board has also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members have recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members have noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, as the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves to have a fuller understanding of the financial condition and strength of the TIAA complex, together with Nuveen.
Based on the information provided, the Independent Board Members have noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.
With respect to the Sub-Adviser, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s levels of profitability are reasonable in light of the respective services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. Although the Independent Board Members have recognized that economies of scale are difficult to measure with precision, they have noted that there are several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements, and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.
Subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for the Fund, taking into account the fund-level breakpoints. In addition, at the Meeting and/or at prior meetings, the Board has also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement was designed
56

to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs are spread over a larger asset base. Additionally, the Independent Board Members considered the Fund’s proposed temporary expense cap.
Further, the Board has noted that economies of scale may be shared through the Adviser’s investment in its business and, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.
Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.
E. Indirect Benefits
In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members considered, among other things, any distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Adviser (including fees to be received pursuant to any 12b-1 plan).
In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions will be allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft dollar arrangements. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.
57

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at eleven. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	166
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	166
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	166
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	166
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	166
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	166
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	166
59

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	166
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	166
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	164

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	166

60

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	80
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).	166
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	166
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	166
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	166
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	166
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	166
61

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	166
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	166
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	166
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	166
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	166
62

(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
63

Notes
64

Notes
65

Notes
66

Notes

67

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINSL-0718P600804-INV-Y-09/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	31,623	0	2,885	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,505	0	2,930	0
Nuveen Santa Barbara International Dividend Growth Fund	18,439	0	2,885	0
Nuveen Winslow International Small Cap Fund [5]	18,433	0	0	0
Nuveen International Growth Fund	20,334	0	7,270	0
Nuveen Winslow Large-Cap Growth Fund	21,087	0	2,885	0

Total	$128,420	$0	$18,855	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 12/18/2017

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	30,518	985	2,800	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,108	985	2,845	0
Nuveen Santa Barbara International Dividend Growth Fund	17,841	985	2,800	0
Nuveen International Growth Fund	19,238	4,121	24,090	0
Nuveen Winslow Large-Cap Growth Fund	20,924	0	4,800	0

Total	$106,629	$7,076	$37,335	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,885	0	0	2,885
Nuveen Santa Barbara Global Dividend Growth Fund	2,930	0	0	2,930
Nuveen Santa Barbara International Dividend Growth Fund	2,885	0	0	2,885
Nuveen Winslow International Small Cap Fund	0	0	0	0
Nuveen International Growth Fund	7,270	0	0	7,270
Nuveen Winslow Large-Cap Growth Fund	2,885	0	0	2,885

Total	$18,855	$0	$0	$18,855

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,800	0	0	2,800
Nuveen Santa Barbara Global Dividend Growth Fund	2,845	0	0	2,845
Nuveen Santa Barbara International Dividend Growth Fund	2,800	0	0	2,800
Nuveen International Growth Fund	24,090	0	0	24,090
Nuveen Winslow Large-Cap Growth Fund	4,800	0	0	4,800

Total	$37,335	$0	$0	$37,335

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2018